                            AIM ADVISOR FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                     May 6, 1999

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Advisor MultiFlex Fund ("MultiFlex Fund"), an investment portfolio of AIM Advisor Funds, Inc. ("AAF"), with AIM Advisor Flex Fund ("Flex Fund"), which is also an investment portfolio of AAF.

MultiFlex Fund and Flex Fund have the same investment objective -- to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations. Flex Fund seeks to meet this objective by investing in a combination of equity securities issued primarily by companies that have large market capitalizations and fixed-and variable-income securities, while MultiFlex Fund invests in a broader range of securities, including stocks of large cap companies, stocks of small cap companies, fixed income securities, real estate securities and foreign securities. A I M Advisors, Inc. serves as the investment adviser to both funds.

The net assets of MultiFlex Fund decreased from approximately $386 million at December 31, 1997 to approximately $233 million in March of this year. The total operating expenses of the Class A shares of Flex Fund were 0.29% lower than the total operating expenses of the Class A shares of MultiFlex Fund during 1998, and the expenses of the Flex Fund Class B and Class C shares were 0.27% lower than the expenses of the MultiFlex Fund Class B and Class C shares during 1998. Additionally, Flex Fund has out-performed MultiFlex Fund during recent years. For these reasons, the Board of Directors of your fund concluded that it was desirable to combine MultiFlex Fund with Flex Fund. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the funds for your evaluation.

You are being asked to approve a Plan of Reorganization for MultiFlex Fund which provides for the reclassification and change of each outstanding share of MultiFlex Fund into a fractional share of the corresponding class of shares of Flex Fund based upon their respective net asset values. After careful consideration, the Board of Directors recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the web at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

                                          Sincerely,
                                          /s/ CHARLES T. BAUER
                                          Charles T. Bauer
                                          Chairman

AIM ADVISOR MULTIFLEX FUND REORGANIZATION

Q:   WHY AM I RECEIVING THIS PROXY?

A: AIM proposes to reorganize the Advisor MultiFlex Fund into the AIM Advisor Flex Fund. This transaction requires shareholder approval.

Q:   HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS IN THE FUND?

A: The reorganization will move AIM Advisor MultiFlex shareholders into a fund with the same investment objective and an investment strategy that has produced superior historic returns. Shareholders should consider the following:

    - The two Funds have the same investment objective, to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

    - The total expenses of the Flex Fund are lower than those of the MultiFlex Fund.

    - The Flex Fund has outperformed the MultiFlex Fund in every year but one since the inception of the two Funds.

    - MultiFlex Fund's assets have declined since December 31, 1997.

Q:   WILL THE REORGANIZATION AFFECT THE VALUE OF MY INVESTMENT?

A: The value of your account will not change. Your account in the MultiFlex Fund will be calculated at NAV on June 18, 1999. The total amount will be invested in the Flex Fund according to a ratio based on the closing prices of the two Funds on June 18, 1999. The effective day for the merger is before the opening of business on June 21, 1999.

Q:   WILL THE REORGANIZATION CHANGE MY PRIVILEGES AS A SHAREHOLDER?

A: The privileges established for your MultiFlex Fund account will remain in effect. If a shareholder has identical accounts with both the MultiFlex and Flex Funds, the MultiFlex account will be merged into the Flex account. AIM is reviewing those accounts with significant differences to analyze additional changes. In some cases, AIM will contact shareholders to confirm the privileges for the account.

Q:   WHO WILL MANAGE THE FUND?

A: The Advisor Flex Fund portfolio managers -- Ed Mitchell, David Griffin and Margaret (Peg) Durkes -- will manage the reorganized Fund. Mr. Mitchell, senior portfolio manager, has managed the Fund since its inception in February 1988. Mr. Griffin has been an assistant portfolio manager for the Fund since 1993, and Ms. Durkes has been an assistant portfolio manager for the Fund since 1997.

Q:   WHAT DOES THE BOARD RECOMMEND?

A: The Board of Directors believes the reorganization is in the best interests of shareholders and the Funds. It encourages shareholders to vote FOR the reorganization.

Q:   WHAT ARE THE TAX IMPLICATIONS FOR SHAREHOLDERS?

A: The reorganization is structured as a tax-free transaction, and shareholders will incur no charges.

Q:   WILL THERE BE A SHAREHOLDER MEETING?

A: Yes, a shareholder meeting will be held on June 16, 1999, at 11 Greenway Plaza, Suite 100, in Houston, Texas, at 3 p.m. Central Time.

Q:   HOW CAN I VOTE?

A: You can vote by signing and returning your proxy card in the enclosed postage paid envelope. Or you can vote your shares on the Web at HTTP://WWW.AIMFUNDS.COM. Please follow the instructions provided on the Web site. You will be asked to input a personal identification number (PIN) that you received in this proxy mailing.

Q:   HAS THE FUND RETAINED A PROXY SOLICITATION FIRM?

A: Yes, the Fund has hired Shareholder Communications Corporation to assist in the solicitation of proxies for the Special Meeting. While AIM expects to receive most proxies by mail, it may also solicit proxies by telephone, fax, telegraph or personal interview.

Q:   WHY IS MY VOTE IMPORTANT?

A: For the Special Meeting to have a quorum, one-third of the outstanding shares of each class of shares of the MultiFlex Fund must be represented either in person or by proxy. Approval of the reorganization requires a majority of all affirmative votes cast by shareholders. The Board of Directors urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

                           AIM ADVISOR MULTIFLEX FUND

                                 A PORTFOLIO OF
                            AIM ADVISOR FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 1999

TO THE SHAREHOLDERS OF AIM Advisor MultiFlex Fund ("MultiFlex Fund"):

     YOU ARE HEREBY NOTIFIED that a Special Meeting of Shareholders of MultiFlex Fund, an investment portfolio of AIM Advisor Funds, Inc. ("AAF"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on June 16, 1999, at 3:00 p.m., local time, for the following purposes:

     1. To approve a Plan of Reorganization (the "Plan of Reorganization") for MultiFlex Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of outstanding MultiFlex Fund shares into shares of AIM Advisor Flex Fund ("Flex Fund") of the same class (the "Reorganization"). The value of each MultiFlex Fund shareholder's account with Flex Fund immediately after the Reorganization will be the same as the value of such shareholder's account with MultiFlex Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 26, 1999, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     YOU ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF AAF. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AAF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          Carol F. Relihan
                                          Senior Vice President and Secretary

May 6, 1999

                           AIM ADVISOR MULTIFLEX FUND
                             AIM ADVISOR FLEX FUND
                                 PORTFOLIOS OF
                            AIM ADVISOR FUNDS, INC.
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                               DATED: MAY 6, 1999

     This document is being furnished to you in connection with the Special Meeting of Shareholders of AIM Advisor MultiFlex Fund ("MultiFlex Fund"), an investment portfolio of AIM Advisor Funds, Inc. ("AAF"), to be held on June 16, 1999 (the "Special Meeting"). At the Special Meeting you will be asked to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for MultiFlex Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus (the "Reorganization"). THE BOARD OF DIRECTORS OF AAF HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTEREST OF MULTIFLEX FUND SHAREHOLDERS.

     The Plan of Reorganization provides for the reclassification of the shares of MultiFlex Fund and the change of the outstanding shares of MultiFlex Fund into shares of AIM Advisor Flex Fund ("Flex Fund") of the same class based upon the net asset value of the shares of the two Funds. All of the assets and liabilities of MultiFlex Fund will become assets and liabilities of Flex Fund. The value of your account with Flex Fund immediately after the Reorganization will be the same as the value of your account with MultiFlex Fund immediately before the Reorganization.

     Flex Fund is an investment portfolio of AAF, an open-end, series management investment company. The investment objective of both MultiFlex Fund and Flex Fund is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax consequences. Flex Fund seeks to obtain that objective by investing in a combination of equity securities issued primarily by companies that have large market capitalizations and fixed-and variable-income securities, while MultiFlex Fund invests in a broader range of securities including large cap equity securities, small cap equity securities, fixed income securities, real estate securities and foreign securities. A I M Advisors, Inc. ("AIM Advisors") serves as the investment adviser to both Funds. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and prospectus ("Proxy Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference.

     The current prospectuses for both MultiFlex Fund and Flex Fund, dated May 3, 1999, together with the related Statement of Additional Information also dated May 3, 1999, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus of Flex Fund is attached as Appendix II to this Proxy Statement/Prospectus. These documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about AAF. You can obtain additional information about MultiFlex Fund and Flex Fund on the Web at http://www.aimfunds.com.

     AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IN ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS
                              COMMITTING A CRIME.

[AIM LOGO APPEARS HERE]

                            THE AIM FAMILY OF FUNDS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
SUMMARY.....................................................    2
  Reorganization............................................    2
  Background and Reasons for the Reorganization.............    2
  Comparison of Flex Fund and MultiFlex Fund................    3
RISK FACTORS................................................    4
  Comparative Risks.........................................    4
  Risks Associated with Flex Fund...........................    4
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................    5
  Investment Objectives.....................................    5
  Investment Policies.......................................    5
  Investment Restrictions...................................    6
FINANCIAL HIGHLIGHTS........................................    7
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION.....   10
  The Reorganization........................................   10
  Board Considerations......................................   10
  Operation of Flex Fund Following the Reorganization.......   11
  Other Terms...............................................   12
  Federal Tax Consequences..................................   12
RIGHTS OF SHAREHOLDERS......................................   14
OWNERSHIP OF FLEX FUND AND MULTIFLEX FUND SHARES............   15
  Significant Holders.......................................   15
  Ownership of Officers and Directors.......................   16
CAPITALIZATION..............................................   17
LEGAL MATTERS...............................................   17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   17
ADDITIONAL INFORMATION ABOUT FLEX FUND......................   18
APPENDIX I.................................Plan of Reorganization
APPENDIX II...........................Prospectus of AIM Flex Fund
APPENDIX III.......................Annual Report of AIM Flex Fund

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest With Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by AAF's Board of Directors for use at the Special Meeting of Shareholders of MultiFlex Fund to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on June 16, 1999, at 3:00 p.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

     We have engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation of proxies for the Special Meeting. We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. MultiFlex Fund and Flex Fund will each bear their own costs and expenses incurred in connection with the Reorganization. For MultiFlex Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting of shareholders and proxy solicitation costs. Because AIM Advisors has agreed to pay some of the administrative expenses of MultiFlex Fund, in return for a fixed fee, the costs incurred by MultiFlex Fund in connection with the Reorganization will be borne by AIM Advisors.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan of Reorganization and in accordance with Board of Directors' recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of each class of shares of MultiFlex Fund entitled to vote at the Special Meeting will constitute a quorum ("Quorum") with respect to that class. Approval of the Plan of Reorganization requires the affirmative vote of a majority of all votes cast by the shareholders at the Special Meeting of each class of shares of MultiFlex Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AAF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 26, 1999 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 1,067,526.007 Class A shares, 437,816.146 Class B shares and 14,654,940.459 Class C shares of MultiFlex Fund. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 6, 1999.

                                    SUMMARY

REORGANIZATION

     The Plan of Reorganization provides for the reclassification and change of outstanding MultiFlex Fund shares into Flex Fund shares of the same class (the "Reorganization"). If shareholders of MultiFlex Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of MultiFlex Fund will become assets and liabilities of Flex Fund, and each issued and outstanding share of MultiFlex Fund will be changed into a fractional share of Flex Fund of the same class that has a net asset value equal to the net asset value of the MultiFlex Fund share immediately prior to the Reorganization. The value of each MultiFlex Fund shareholder's account with Flex Fund immediately after the Reorganization will be the same as the value of such shareholder's account with MultiFlex Fund immediately prior to the Reorganization.

     We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization -- Federal Tax Consequences" below.

     No initial sales charge will be imposed in connection with the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

     Flex Fund is a diversified investment portfolio of AAF, an open-end series management investment company registered under the 1940 Act. The principal offices of AAF are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

BACKGROUND AND REASONS FOR THE REORGANIZATION

     The Board of Directors of AAF, including the independent directors, has determined that the reorganization of MultiFlex Fund into Flex Fund is in the best interests of both Funds and their shareholders and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

     In making that determination, the Board of Directors considered the fact that the operating expenses of Flex Fund are lower than the operating expenses of MultiFlex Fund, as shown below.

               COMPARATIVE FEES FOR YEAR ENDED DECEMBER 31, 1998

                                                     FLEX FUND                  MULTIFLEX FUND
                                            ---------------------------   ---------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                            SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                            -------   -------   -------   -------   -------   -------
Management Fees...........................   0.75%     0.75%     0.75%     1.00%     1.00%     1.00%
12b-1 Fees................................   0.35%     1.00%     1.00%     0.35%     1.00%     1.00%
Other.....................................   0.42%     0.44%     0.44%     0.44%     0.44%     0.44%
Total Fund Operating Expenses(1)..........   1.52%     2.19%     2.19%     1.79%     2.44%     2.44%
Total Expense Ratio -- (Net of
  Waivers)(2).............................   1.23%     2.00%     2.00%     1.52%     2.27%     2.27%

---------------

(1) A transfer of MultiFlex Fund's assets into Flex Fund is not expected to materially affect the total fund operating expenses of Flex Fund.

(2) With voluntary expense limitations in effect through 1998.

     The Board of Directors also considered the return to shareholders provided by Flex Fund over the past two years, as shown below.

                            PERFORMANCE INFORMATION

                                                   FLEX FUND                    MULTIFLEX FUND
                                         -----------------------------   -----------------------------
                                         CLASS A    CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
                                         SHARES    SHARES(1)   SHARES    SHARES    SHARES(1)   SHARES
                                         -------   ---------   -------   -------   ---------   -------
Year 1997..............................   24.60%      N/A       23.64%    19.40%       N/A     18.55%
Year 1998..............................   13.26%     7.25%      12.41%     0.51%     (3.96)%    (0.26)%

---------------

(1) Class B shares did not exist until March 3, 1998.

     Flex Fund has outperformed MultiFlex Fund in every year but one since inception of the two Funds. Additional information about the performance of Flex Fund can be found in its Annual Report to Shareholders which is attached as Appendix III.

     In addition, the Board of Directors considered the decrease in the size of MultiFlex Fund's assets since December 31, 1998. The Board of Directors noted that the two Funds have the same investment objective, but employ different investment strategies to achieve that objective. The investment strategies of the two Funds are compatible in that Flex Fund does not invest in any securities that fall outside of the investment strategies of MultiFlex Fund.

     For additional information concerning the deliberations of the Board of Directors on the Plan of Reorganization see "Additional Information About the Plan of Reorganization."

COMPARISON OF FLEX FUND AND MULTIFLEX FUND

  INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of Flex Fund and MultiFlex Fund is the same -- to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax consequences. Flex Fund and MultiFlex Fund follow different investment strategies to achieve that objective.

     Flex Fund invests in a combination of equity securities and fixed-and variable-income securities. The Flex Fund normally invests at least 20% of its total assets in equity securities issued by companies having large market capitalizations and at least 20% of its total assets in fixed-and variable-income securities. The remaining 60% of Flex Fund's assets will be allocated to those types of securities according to the portfolio manager's assessment of current business, economic and market conditions.

     MultiFlex Fund invests in a combination of equity securities and fixed-income securities through allocation in the following five asset categories: stocks of large capitalization companies, stocks of small capitalization companies, fixed income securities, real estate securities, and foreign securities. MultiFlex Fund will normally invest 20% of its assets in each of these five asset classes but may invest up to 40% of its assets in any one category.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser to MultiFlex Fund and Flex Fund. INVESCO Capital Management, Inc., a Delaware corporation, is the sub-adviser to Flex Fund and INVESCO Management & Research, Inc., a Massachusetts corporation, is the sub-adviser to MultiFlex Fund.

  SALES CHARGES

     No sales charges are applicable to the Reorganization.

     The Class A shares of Flex Fund and MultiFlex Fund are both sold with an initial sales charge ranging from 5.50% to 2.00% depending upon the dollar amount of the purchase. Class B shares of Flex

Fund and MultiFlex Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if the shares are redeemed by the holder within six years after purchase. Class C shares of the two Funds are sold without an initial sales charge but are subject to a contingent deferred sales charge upon certain redemptions.

  DISTRIBUTION, PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Flex Fund and MultiFlex Fund are both distributed by A I M Distributors, Inc. Purchase and redemption procedures are the same for Flex Fund and MultiFlex Fund. Shares of Flex Fund and MultiFlex Fund may be exchanged for shares of other funds of The AIM Family of Funds-- -Registered Trademark-- of the same class.

  FURTHER INFORMATION

     Additional information concerning Flex Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for Flex Fund that is attached hereto as Appendix II. Further information concerning MultiFlex Fund can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     MultiFlex Fund and Flex Fund have the same investment objective. Flex Fund seeks to meet this objective by investing in a combination of large cap equity securities and fixed-and-variable income securities, while MultiFlex Fund invests in a broader range of securities, including large cap equity, small cap equity, fixed income securities, real estate securities and foreign securities.

     The greater asset diversification of MultiFlex Fund could provide some protection against the risk of loss in times of declining markets. For example, a general decline in the prices of securities of large cap companies could result in a greater decline in the value of Flex Fund shares than of MultiFlex Fund shares.

     However, investments in the market sectors available to MultiFlex Fund carry risks to which Flex Fund shareholders have lesser or no exposure. For instance, MultiFlex Fund may invest up to 40% of its assets in foreign securities which have risks in addition to those of domestic securities, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. Similarly, equity securities of smaller companies, as opposed to the large cap companies which Flex Fund invests in, may not be traded as often and it may be difficult or impossible for the Fund to sell securities at a desired price. MultiFlex Fund's greater holdings of real estate securities carries with it additional risks, including difficulties in valuing and trading real estate, declines in value of the property and risks related to general and local economic conditions, changes in the climate for real estate, environmental liability risks, increase in taxes, expenses and costs, change in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

RISKS ASSOCIATED WITH FLEX FUND

     The risk associated with Flex Fund is that you could lose all or a portion of your investment and that income you may receive from the Fund may vary. The value of your investment in Flex Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Interest rate increases can cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation. A faster than expected principal prepayment rate on U.S. government agency mortgage-backed securities will reduce both the market value of, and income from, such securities.

     Flex Fund may also invest up to 10% of its total assets in non-Canadian foreign securities and unsponsored American Depositary Receipts, which have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     The value of your shares could be adversely affected if the computer systems used by Flex Fund's investment adviser and the Fund's other service providers are unable to distinguish the year 2000 from the year 1900. Flex Fund's investment adviser and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the Fund invests.

     An investment in Flex Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of both Flex Fund and MultiFlex Fund is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

INVESTMENT POLICIES

     A description of the investment policies of each of Flex Fund and MultiFlex Fund is provided below.

  Flex Fund

     Flex Fund seeks to meet its investment objective by investing in a combination of equity securities and fixed- and variable-income securities. The Fund normally invests at least 20% of its total assets in equity securities and at least 20% of its total assets in fixed- and variable-income securities. Flex Fund's equity investments will consist primarily of common stocks, and to a lesser extent convertible securities, of selected companies from a list of companies with market capitalizations among the largest 800 publicly traded U.S. corporations.

     Flex Fund's fixed-income investments will consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the Fund's portfolio manager to be of comparable quality.

     Flex Fund may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, that are guaranteed as to timely payment of principal and interest by an agency of the U.S. government or a private issuer. The Fund may invest up to 10% of its total assets in non-Canadian foreign securities and unsponsored American Depositary Receipts (ADRs). The Fund may also invest up to 25% of its total assets in securities of Canadian issuers and sponsored ADRs.

     The portion of Flex Fund's assets that can be invested in either equity securities or income securities is allocated according to the portfolio managers' assessments of current business, economic and market conditions. The Fund seeks reasonably consistent returns over a variety of market cycles. In order to identify the equity securities having the best relative values, the portfolio managers start with a list of the 800 largest publicly traded U.S. corporations, which they reduce to a list of 100 eligible stocks by utilizing a proprietary database system and fundamental analysis. The portfolio managers will purchase fixed- and variable-income obligations that they believe are undervalued and may offer superior yields. A particular income security is usually sold when any of those factors materially change or when it no longer qualifies for the list of eligible securities.

  MultiFlex Fund

     MultiFlex Fund seeks to meet its investment objective by investing in a combination of equity securities and fixed-income securities. The Fund attempts to allocate the mix of equity securities and fixed-income securities among the following five asset classes: (1) equity securities of large capitalization companies, i.e., companies with market capitalizations among the largest 800 publicly traded U.S. corporations; (2) equity securities of small capitalization companies, i.e., companies with market capitalizations smaller than the largest 1,000 publicly traded U.S. corporations; (3) fixed-income securities; (4) real estate securities; and (5) foreign securities. The Fund may invest up to 40% of its assets in each asset class and will normally invest 20% of its assets in each asset class.

     MultiFlex Fund's fixed-income securities investments will consist primarily of U.S. government securities and corporate obligations. U.S. government securities include securities issued or guaranteed by the U.S. government and obligations of U.S. government agencies or instrumentalities. The Fund may invest in mortgage- and asset-backed securities, municipal obligations, and foreign currency denominated securities. The Fund may also invest up to 5% of its assets in lower quality debt securities, i.e., "junk bonds."

     MultiFlex Fund's real estate securities investments will consist primarily of the common stocks of real estate companies, shares of real estate investments trusts (REITs) and other real estate related securities. The Fund may invest in non-Canadian foreign securities and American Depositary Receipts (ADRs). Securities of Canadian issuers and sponsored ADRs are not considered within the 40% limitation on foreign securities.

     The portion of MultiFlex Fund's assets that can be invested in each asset class will be allocated according to the portfolio managers' assessment of current business, economic and market conditions. The portfolio managers focus on securities that they believe have the best relative values. A particular security is usually sold when any of those factors materially changes.

INVESTMENT RESTRICTIONS

     Since MultiFlex Fund and Flex Fund are each investment portfolios of AAF, each Fund is subject to the same investment restrictions with the following exceptions. Flex Fund may not invest more than 10% of its total assets in non-Canadian foreign securities, including unsponsored ADRs, or more than 25% of its total assets in securities of Canadian issuers and sponsored ADRs. In comparison, MultiFlex Fund may invest up to 40% of its total assets in foreign securities, including unsponsored ADRs, and is not limited in the percentage of net assets it may invest in securities of Canadian issuers or sponsored ADRs. Additionally, with respect to 75% of MultiFlex Fund's net assets, MultiFlex Fund is restricted from investing in the securities of any one issuer, other than the obligations of the U.S. government, its agencies, authorities and instrumentalities if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund. This same restriction is imposed upon 100% of Flex Fund's net assets.

                              FINANCIAL HIGHLIGHTS

  Flex Fund

     Shown below are the financial highlights for Flex Fund Class A shares for the years ended December 31, 1998 and 1997; for the Flex Fund Class B shares for the period March 3, 1998 through December 31, 1998; and for the Flex Fund Class C shares for the five years ended December 31, 1998. This information has been audited by AAF's independent accountants. The "Report of Independent Accountants" and financial statements included in Flex Fund's annual report to shareholders for the fiscal year ended December 31, 1998, are hereby incorporated by reference into this Proxy Statement/ Prospectus. Flex Fund's annual report to shareholders, which contains additional unaudited performance information, is available without charge upon request made to AAF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                            FLEX FUND CLASS A SHARES

                                                              YEAR ENDED DECEMBER 31(a)
                                                              --------------------------
                                                                1998              1997
                                                              --------          --------
Net asset value beginning of period.........................  $ 19.74           $ 16.63
Income from operations:
  Net investment income.....................................     0.39              0.41(b)
  Net Gains on Securities (both realized and unrealized)....     2.16              3.63
                                                              -------           -------
Total from net investment income............................     2.55              4.04
                                                              -------           -------
Less distributions:
  Dividends from net investment income......................    (0.39)            (0.43)
  Distributions from net realized gains.....................    (1.84)            (0.50)
                                                              -------           -------
Total Distributions.........................................    (2.23)            (0.93)
                                                              -------           -------
Net asset value, end of period..............................  $ 20.06           $ 19.74
                                                              =======           =======
Total return(c).............................................    13.26%            24.60%
                                                              =======           =======
Ratios/Supplemental Data:
  Net assets, end of year (000s omitted)....................  $46,286           $25,151
                                                              =======           =======
  Ratio of expenses to average net assets...................     1.23%(d)(e)       1.45%(e)
                                                              =======           =======
  Ratio of net investment income to average net assets......     1.99%(d)(e)       2.34%(e)
                                                              =======           =======
Portfolio turnover rate.....................................       34%               17%
                                                              =======           =======

---------------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b)  Calculated using average shares outstanding.

(c)  Does not deduct sales charges.

(d)  Ratios are based on average net assets of $36,085,767.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.52% and 1.70%, respectively, for 1998 and 1.55% and 2.24%, respectively, for 1997.

                            FLEX FUND CLASS B SHARES

                                                                 MARCH 3,
                                                               1998 THROUGH
                                                               DECEMBER 31,
                                                                   1998
                                                              ---------------
Net asset value beginning of period.........................      $20.69
Income from operations:
  Net investment income.....................................        0.22
  Net gains on securities...................................        1.22
                                                                  ------
Total from investment operations............................        1.44
                                                                  ------
Less distributions: (both realized and unrealized)
  Dividends from net investment income......................       (0.23)
  Distributions from net realized gains.....................       (1.84)
                                                                  ------
Total distributions.........................................       (2.07)
                                                                  ------
Net asset value, end of period..............................      $20.06
                                                                  ======
Total return(a).............................................        7.25%
                                                                  ======
Ratios/Supplemental Data:
  Net assets, end of year (000s omitted)....................      $3,592
                                                                  ======
  Ratio of expenses to average net assets...................        2.00%(b)(c)
                                                                  ======
  Ratio of net investment income to average net assets......        1.22%(b)(c)
                                                                  ======
Portfolios turnover rate....................................          34%
                                                                  ======

---------------

(a) Does not deduct sales charges where applicable and are not annualized for periods less than one year.

(b)  Ratios are annualized and based on average net assets of $1,313,596.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 2.19% (annualized) and 1.03% (annualized), respectively, for 1998.

                            FLEX FUND CLASS C SHARES

                                                             YEAR ENDED DECEMBER 31(a)
                                            ------------------------------------------------------------
                                              1998            1997        1996        1995        1994
                                            --------        --------    --------    --------    --------
Net asset value beginning of period.......  $  19.74        $  16.63    $  15.66    $  12.63    $  13.54
Income from operations:
  Net investment income...................      0.25            0.30(b)     0.30        0.32        0.32
  Net gains (losses) or securities (both
    realized and unrealized)..............      2.14            3.60        1.81        3.09       (0.23)
                                            --------        --------    --------    --------    --------
Total from investment operations..........      2.39            3.90        2.11        3.41        0.09
                                            --------        --------    --------    --------    --------
Less distributions:
  Dividends from net investment income....     (0.23)          (0.29)      (0.29)      (0.32)      (0.31)
  Distributions from net realized gains...     (1.84)          (0.50)      (0.85)      (0.06)      (0.69)
                                            --------        --------    --------    --------    --------
  Total distributions.....................     (2.07)          (0.79)      (1.14)      (0.38)      (1.00)
                                            --------        --------    --------    --------    --------
Net asset value, end of period............  $  20.06        $  19.74    $  16.63    $  15.66    $  12.63
                                            ========        ========    ========    ========    ========
Total return(c)...........................     12.41%          23.64%      13.61%      27.30%       0.64%
                                            ========        ========    ========    ========    ========
Ratios/Supplemental Data:
  Net assets, end of year (000's
    omitted)..............................  $670,256        $603,179    $489,918    $399,162    $243,848
                                            ========        ========    ========    ========    ========
    Ratio of expenses to average net
      assets..............................      2.00%(d)(e)     2.20%       2.26%       2.28%       2.25%
                                            ========        ========    ========    ========    ========
    Ratio of net investment income to
      average net assets..................      1.22%(d)(e)     1.59%       1.81%       2.28%       2.32%
                                            ========        ========    ========    ========    ========
Portfolio turnover rate...................        34%             17%         26%          5%         36%
                                            ========        ========    ========    ========    ========

---------------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend on November 7, 1997.

(b)  Calculated using average shares outstanding.

(c)  Does not deduct sales charges.

(d)  Ratios are based on average net assets of $636,501,142.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 2.19% and 1.03%, respectively, for 1998.

            ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Directors concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Pursuant to the Plan of Reorganization each issued and outstanding share of MultiFlex Fund will be changed into a fractional share of Flex Fund of the same class having an aggregate net asset value equal to the net asset value of the MultiFlex Fund share immediately prior to the Reorganization. The value of each MultiFlex Fund shareholder's account with Flex Fund immediately after the Reorganization will be the same as the value of such shareholder's account with MultiFlex Fund immediately prior to the Reorganization. Shareholders will not pay any initial sales charge in connection with the Reorganization.

     All of the assets and liabilities of MultiFlex Fund will become assets and liabilities of Flex Fund. The authorized but unissued shares of MultiFlex Fund will become authorized shares of AAF without any further designation or classification.

     Each share of Flex Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to a class of shares of Flex Fund and, upon liquidation of Flex Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Flex Fund have proportionately the same rights, including voting rights, as are provided for full shares.

     Consummation of the Reorganization is expected to occur on June 21, 1999, at 8:00 a.m. Central Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on the preceding business day.

BOARD CONSIDERATIONS

     The Board of Directors of AAF determined that the proposed reorganization of MultiFlex Fund is in the best interests of the shareholders of MultiFlex Fund, and recommended approval of the Plan of Reorganization by the shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Directors in making their determination is provided below.

     At a meeting of the Board of Directors held on March 11, 1999, AIM Advisors proposed that the Board of Directors approve the proposed reorganization of MultiFlex Fund. The Directors received from AIM Advisors written materials that described the structure and tax consequences of the proposed reorganization and contained information concerning MultiFlex Fund and Flex Fund, including comparative historical total return and fee and expense information and a comparison of the investment policies of the two Funds.

     In considering the proposed reorganization, the Board of Directors noted that MultiFlex Fund and Flex Fund have the same investment objective, which is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax consequences. Flex Fund seeks to meet that objective by investing in a combination of large cap equity securities and fixed-income securities, while MultiFlex Fund invests in a broader range of securities including large cap equity, small cap equity, fixed-income securities, real estate securities and foreign securities. The Reorganization was proposed by AIM Advisors because investors have not viewed MultiFlex Fund as an attractive investment alternative. The net assets of MultiFlex Fund have decreased significantly since December 31, 1997. The combined assets of the two Funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined Fund.

     MultiFlex Fund shareholders will benefit from Flex Fund's lower operating expenses. The total operating expenses of each class of Flex Fund shares are lower than the total operating expenses of the comparable class of MultiFlex Fund shares, both before and after fee waivers. The total operating expenses paid by the Class A shares of Flex Fund were 0.29% lower than the total operating expenses of the MultiFlex Fund Class A shares, and the expenses of the Flex Fund Class B and Class C shares were 0.27% lower than the total operating expenses paid by the MultiFlex Fund Class B and Class C shares, during 1998. In addition, once MultiFlex Fund is combined with Flex Fund, Flex Fund will have a larger asset base, which may enable Flex Fund to achieve economies of scale, thereby reducing the expenses of Flex Fund as a percentage of net assets.

     The information provided by AIM Advisors to the Board of Directors demonstrated that Flex Fund has provided a better return to its shareholders. Although past performance is not a guarantee of future results, MultiFlex Fund shareholders could benefit from the better performance of Flex Fund after the Reorganization is completed.

     AIM Advisors indicated to the Board of Directors that AIM Advisors does not expect any immediate benefit from the Reorganization. In fact, the investment advisory fee paid by Flex Fund is 0.25% lower than the fee paid by MultiFlex Fund, and as a result, the advisory fee paid to AIM Advisors on the assets of MultiFlex Fund will decrease as a result of the Reorganization.

     The Board of Directors further noted that the value of each shareholder's account with Flex Fund immediately after the Reorganization will be the same as the value of that shareholder's account with MultiFlex Fund immediately prior to the Reorganization, meaning that there will be no dilution of the value of the shares of either Fund. No initial sales or other charges will be imposed on any of the shares of Flex Fund acquired by the shareholders of MultiFlex Fund in connection with the Reorganization.

     Finally, the Board of Directors reviewed the principal terms of the Plan of Reorganization. The Board of Directors noted that MultiFlex Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to MultiFlex Fund and its shareholders.

     At the meeting of the Board of Directors, based upon their evaluation of the information presented to them, the Board of Directors determined that the proposed Reorganization will not dilute the interests of MultiFlex Fund's shareholders and is in the best interest of MultiFlex Fund's shareholders in view of the above-mentioned factors. Therefore, the Board of Directors recommends the approval of the Plan of Reorganization by the shareholders at a Special Meeting.

OPERATION OF FLEX FUND FOLLOWING THE REORGANIZATION

     There are differences in some of the investment policies of the Funds. Flex Fund will not revise its investment objectives to reflect those of MultiFlex Fund. Rather, AIM Advisors and INVESCO Capital Management, Inc. believe that a substantial portion of the assets of MultiFlex Fund are consistent with the investment policies of Flex Fund and can be transferred to and held by Flex Fund. If the Reorganization is approved, MultiFlex Fund will sell any assets that are inconsistent with Flex Fund's investment policies prior to the effective time of the Reorganization, and the proceeds of such sales will be held in temporary investments or reinvested in assets that are consistent with Flex Fund's investment policies. The need for MultiFlex Fund to dispose of assets prior to the Reorganization may result in sales at disadvantageous times and could result in MultiFlex Fund realizing losses that would not otherwise have been realized.

     After the Reorganization, AIM Advisors and INVESCO Capital Management, Inc. will continue to serve as investment adviser and sub-adviser to Flex Fund. The individuals who are primarily responsible for the day-to-day management of Flex Fund are:

     - Edward C. Mitchell, Jr., C.F.A., Senior Portfolio Manager, who has been responsible for the Fund since 1988 and has been associated with the sub-adviser and/or its affiliates since 1979.

     - Margaret (Peg) W. Durkes, C.F.A., Assistant Portfolio Manager, who has been responsible for the Fund since 1997 and has been associated with the sub-adviser and/or its affiliates since 1993.

     - David S. Griffin, C.F.A., Assistant Portfolio Manager, who has been responsible for the Fund since 1993 and has been associated with the sub-adviser and/or its affiliates since 1991.

OTHER TERMS

     Completion of the Reorganization is subject to various conditions, including the following:

     - An amendment to the Charter of AAF shall have been filed with the Maryland Department of Assessments and Taxation,

     - All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received,

     - The Plan of Reorganization, the amendment to the Charter and related corporate matters shall have been approved by the shareholders of MultiFlex Fund at the Special Meeting by the affirmative vote of a majority of the total number of votes entitled to be cast for each class of MultiFlex Fund shares,

     - The assets of MultiFlex Fund to be acquired by Flex Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by MultiFlex Fund immediately prior to the reclassification,

     - The dividend or dividends as described in the Plan of Reorganization shall have been declared,

     - AAF shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of MultiFlex Fund will recognize no gain or loss to the extent that they receive shares of Flex Fund in exchange for their shares of MultiFlex Fund in accordance with the Plan of Reorganization,

     - AAF shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to AAF, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of AAF and the holders of the shares of MultiFlex Fund.

     Flex Fund and MultiFlex Fund have each agreed to bear their own expenses in connection with the Reorganization. For MultiFlex Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting of shareholders and proxy solicitation costs. Because AIM Advisors has agreed to pay some of the administrative expenses of MultiFlex Fund in return for a fixed fee, the costs incurred by MultiFlex Fund in connection with the Reorganization will be borne by AIM Advisors.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - No gain or loss will be recognized by MultiFlex Fund upon reclassification of its assets to Flex Fund;

     - No gain or loss will be recognized by any shareholder of MultiFlex Fund upon the exchange of shares of MultiFlex Fund solely for shares of Flex Fund;

     - The tax basis of the shares of Flex Fund to be received by a shareholder of MultiFlex Fund will be the same as the tax basis of the shares of MultiFlex Fund surrendered in exchange therefor;

     - The holding period of the shares of Flex Fund to be received by a shareholder of MultiFlex Fund will include the holding period for which such shareholder held the shares of MultiFlex Fund exchanged therefor, provided that such shares of MultiFlex Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

     - No gain or loss will be recognized by Flex Fund on the receipt of assets of MultiFlex Fund in exchange for shares of Flex Fund and Flex Fund's assumption of MultiFlex Fund's liabilities;

     - The tax basis of the assets of MultiFlex Fund in the hands of Flex Fund will be the same as the tax basis of such assets in the hands of MultiFlex Fund immediately prior to the Reorganization; and

     - The holding period of the assets of MultiFlex Fund to be received by Flex Fund will include the holding period of such assets in the hands of MultiFlex Fund immediately prior to the Reorganization.

     As a condition to closing, BSA&I will render a favorable opinion to AAF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by AAF upon which BSA&I will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Plan of Reorganization, regardless of their date of occurrence):

     - There is no plan or intention by the shareholders of MultiFlex Fund to redeem a number of shares of Flex Fund received in the Reorganization that would reduce the MultiFlex Fund shareholders' ownership of Flex Fund shares to a number of shares having a value, as of the date the Reorganization is consummated, of less than 50% of the value of all of the formerly outstanding shares of MultiFlex Fund as of the date the Reorganization is consummated;

     - Following the Reorganization, Flex Fund will continue the historic business of MultiFlex Fund (for this purpose "historic business" shall mean the business most recently conducted by MultiFlex Fund which was not entered into in connection with the Reorganization) or use a significant portion of MultiFlex Fund's historic business assets in its business;

     - At the direction of MultiFlex Fund, Flex Fund will issue directly to each MultiFlex Fund shareholder in the Reorganization shares of Flex Fund having a net asset value equal to the net asset value of the MultiFlex Fund shares exchanged therefor; MultiFlex Fund will transfer all of its assets and liabilities to Flex Fund in the Reorganization; and MultiFlex Fund will terminate its existence as an investment portfolio of AAF on, or as soon as practicable after, the date the Reorganization is consummated;

     - Flex Fund has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Flex Fund is required by the 1940 Act to redeem any of its shares presented for redemption;

     - Flex Fund does not plan or intend to sell or otherwise dispose of any of the assets of MultiFlex Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business in a manner consistent with its investment objectives and policies and dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Flex Fund, MultiFlex Fund and the shareholders of MultiFlex Fund will pay their respective expenses, if any, incurred in connection with the Reorganization in accordance with current IRS guidelines;

     - Flex Fund will acquire at least 90 percent of the fair market value of the net assets, and at least 70 percent of the fair market value of the gross assets, held by MultiFlex Fund immediately before the Reorganization, including for this purpose any amounts used by MultiFlex Fund to pay its reorganization expenses and all redemptions and distributions made by MultiFlex Fund immediately before the MultiFlex Fund Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of MultiFlex Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - Flex Fund and MultiFlex Fund have each elected to be taxed as a RIC under
       Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of MultiFlex Fund ending on the date the Reorganization is consummated and the taxable year of Flex Fund that includes the date the Reorganization is consummated).

     THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF MULTIFLEX FUND. MULTIFLEX FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                             RIGHTS OF SHAREHOLDERS

     MultiFlex Fund and Flex Fund are each separate series of shares of the capital stock of AAF, a Maryland corporation. Since both Funds are part of the same corporate entity there are no differences in shareholder's rights.

                OWNERSHIP OF FLEX FUND AND MULTIFLEX FUND SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of April 26, 1999, to the knowledge of AAF, owned beneficially 5% or more of the outstanding shares of MultiFlex Fund:

  MultiFlex Fund

                                                                            PERCENT OWNED
                                                           PERCENT OWNED      OF RECORD
                                                             OF RECORD     AND BENEFICIALLY
                                                           -------------   ----------------
CLASS A SHARES
Merrill Lynch Pierce Fenner & Smith......................       9.15%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246
Gardonville Coop Tele Assn...............................       7.01%            -0-
  P.O. Box 187
  Brandon, MN 56315
CLASS B SHARES
Merrill Lynch Pierce Fenner & Smith......................       5.97%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246
CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith......................      11.13%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246

     Listed below is the name, address and percent ownership of each person who as of April 26, 1999, to the knowledge of AAF, owned beneficially 5% or more of the outstanding shares of Flex Fund:

  Flex Fund

                                                                            PERCENT OWNED
                                                           PERCENT OWNED      OF RECORD
                                                             OF RECORD     AND BENEFICIALLY
                                                           -------------   ----------------
CLASS A SHARES
Merrill Lynch Pierce Fenner & Smith......................      42.38%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246

Donald Lufkin Jenrette...................................       6.72%            -0-
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-9998

Cypress Enterprises......................................       5.42%            -0-
  A Partnership
  730 S. Tonti St.
  New Orleans, LA 70119-7551

CLASS B SHARES
Merrill Lynch Pierce Fenner & Smith......................       9.98%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246

Donald Lufkin Jenrette...................................       5.53%            -0-
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-9998

CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith......................      10.88%            -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Floor
  Jacksonville, FL 32246

OWNERSHIP OF OFFICERS AND DIRECTORS

     To the best of the knowledge of AAF, the beneficial ownership of shares of MultiFlex Fund or of Flex Fund by officers of AAF as a group constituted less than 1% of the outstanding shares of such Fund as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following tables set forth as of December 31, 1998, (i) the capitalization of Flex Fund Class A shares, Flex Fund Class B shares, and Flex Fund Class C shares, (ii) the capitalization of MultiFlex Fund Class A, Class B and Class C shares and the pro forma capitalization of Flex Fund Class A, Class B and Class C shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization.

                                                       FLEX FUND      MULTIFLEX FUND    FLEX FUND
                                                     CLASS A SHARES   CLASS A SHARES    PRO FORMA
                                                     --------------   --------------   ------------
Net Assets.........................................   $ 46,286,433     $ 16,485,231    $ 62,771,664
Shares Outstanding.................................      2,307,756        1,225,276       3,129,290
Net Asset Value Per Shares.........................   $      20.06     $      13.45    $      20.06

                                                       FLEX FUND      MULTIFLEX FUND    FLEX FUND
                                                     CLASS B SHARES   CLASS B SHARES    PRO FORMA
                                                     --------------   --------------   ------------
Net Assets.........................................   $  3,591,573     $  7,221,683    $ 10,813,256
Shares Outstanding.................................        179,008          535,931         539,145
Net Asset Value Per Shares.........................   $      20.06     $      13.48    $      20.06

                                                       FLEX FUND      MULTIFLEX FUND    FLEX FUND
                                                     CLASS C SHARES   CLASS C SHARES    PRO FORMA
                                                     --------------   --------------   ------------
Net Assets.........................................   $670,255,537     $312,182,627    $982,438,164
Shares Outstanding.................................     33,407,634       23,188,570      48,966,864
Net Asset Value Per Shares.........................   $      20.06     $      13.46    $      20.06

                                 LEGAL MATTERS

     Certain legal matters concerning AAF and its participation in the Reorganization, the issuance of shares of Flex Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AAF has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AAF's registration statement containing the current prospectus and statement of additional information relating to both MultiFlex Fund and Flex Fund is Registration No. 2-87377.

     AAF is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AAF (including the Registration Statement of AAF relating to Flex Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AAF and other registrants that file electronically with the SEC.

                     ADDITIONAL INFORMATION ABOUT FLEX FUND

     For more information with respect to AAF and Flex Fund concerning the following topics, please refer to the current prospectus of Flex Fund attached as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fee Table and Expense Example" for further information regarding Flex Fund performance and expenses; (ii) see the discussion "Fund Management" for further information regarding management of Flex Fund; and (iii) see the discussion "Other Information" and "Shareholder Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                   APPENDIX I
                             PLAN OF REORGANIZATION
                                     for the
                           AIM ADVISOR MULTIFLEX FUND
                           an Investment Portfolio of
                             AIM Advisor Funds, Inc.

         This Plan of Reorganization provides for the reorganization of AIM Advisors MultiFlex Fund ("MultiFlex Fund"), an investment portfolio of AIM Advisor Funds, Inc. ("AAF"), into AIM Advisors Flex Fund ("Flex Fund"), another investment portfolio of AAF.

         WHEREAS, AAF is a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, MultiFlex Fund and Flex Fund are each investment portfolios of AAF representing separate series of shares of the capital stock of AAF;

         WHEREAS, the Board of Directors of AAF has determined that it would be in the best interests of the MultiFlex Fund shareholders to reorganize MultiFlex Fund by reclassifying the shares of MultiFlex Fund as Flex Fund shares pursuant to an amendment to the Charter of AAF, all in the manner described below.

         NOW, THEREFORE, MultiFlex Fund shall be reorganized into Flex Fund on the following terms and conditions.

1.       PLAN OF REORGANIZATION.

     (a) RECLASSIFICATION OF SHARES. At the Effective Time described in Section 3 below:

         (i) all of the issued and outstanding Class A shares of MultiFlex Fund shall be reclassified and changed into and become Class A shares of Flex Fund based upon their respective net asset values, and thereafter shall have the attributes of Class A shares of Flex Fund;

         (ii) all of the issued and outstanding Class B shares of MultiFlex Fund shall be reclassified and changed into and become Class B shares of Flex Fund based upon their respective net asset values, and thereafter shall have the attributes of Class B shares of Flex Fund; and

         (iii) all of the issued and outstanding Class C shares of MultiFlex Fund shall be reclassified and changed into and become Class C shares of Flex Fund based upon their respective net assets values, and thereafter shall have the attributes of Class C shares of Flex Fund.

     All authorized but unissued shares of MultiFlex Fund shall be reclassified as authorized shares of the Corporation without further designation or classification. The stock transfer books of MultiFlex Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of MultiFlex Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by MultiFlex Fund shall be deemed to be redemption requests for the Flex Fund shares into which such MultiFlex Fund shares were reclassified under this Plan of Reorganization.

     (b) ATTRIBUTION OF ASSETS AND LIABILITIES. At the Effective Time described in Section 3 below:

         (i) the proportionate undivided interest in the net assets of MultiFlex Fund attributable to its Class A shares shall become a part of the proportionate undivided interest in the net assets of Flex Fund attributable to its Class A shares and the expenses, costs, charges and reserves allocated to the Class A shares of MultiFlex Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Class A shares of Flex Fund;

         (ii) the proportionate undivided interest in the net assets of MultiFlex Fund attributable to its Class B shares shall become a part of the proportionate undivided interest in the net assets of Flex Fund attributable to its Class B shares and the expenses, costs, charges and reserves allocated to the Class B shares of MultiFlex Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Class B shares of Flex Fund; and

         (iii) the proportionate undivided interest in the net assets of MultiFlex Fund attributable to its Class C shares shall become a part of the proportionate undivided interest in the net assets of Flex Fund attributable its Class C shares and the expenses, costs, charges and reserves allocated to the Class C shares of MultiFlex Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Class C shares of Flex Fund.

     AAF shall instruct its custodian to reflect in the custodian's records for Flex Fund the attribution of the assets of MultiFlex Fund in the manner described above. Additionally, the books and records of MultiFlex Fund will become the books and records of Flex Fund upon reclassification of MultuFlex Fund shares.

     (c) SHAREHOLDER ACCOUNTS. At the Effective Time described in Section 3 below:

         (i) each shareholder of record of Class A shares of MultiFlex Fund will receive that number of Class A shares of Flex Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares of MultiFlex Fund held by such shareholder immediately prior to the Effective Time;

         (ii) each shareholder of record of Class B shares of MultiFlex Fund will receive that number of Class B shares of Flex Fund having an aggregate net asset value equal to the aggregate net asset value of the Class B shares of MultiFlex Fund held by such shareholder immediately prior to the Effective Time; and

         (iii) each shareholder of record of Class C shares of MultiFlex Fund will receive a number of Class C shares of Flex Fund having an aggregate net asset value equal to the aggregate net asset value of the Class C shares of MultiFlex Fund held by such shareholder immediately prior to the Effective Time.

     AAF will establish an open account on the records of the Flex Fund in the name of each shareholder of MultiFlex Fund to which will be credited the respective number of shares of Flex Fund due such shareholder. Fractional shares of Flex Fund will be carried to the third decimal place. Certificates representing shares of Flex Fund will not be issued. The net asset value of the shares of MultiFlex Fund and Flex Fund will be determined at the Effective Time in accordance with the policies and procedures of AAF.


     2. AMENDMENT TO CHARTER. AAF shall effect the reorganization of MultiFlex Fund by amending its Charter to provide for the reclassification of Class A, Class B and Class C shares of MultiFlex Fund as Class A, Class B and Class C shares of Flex Fund, respectively, based upon their respective net asset values, to provide for the transfer of assets and liabilities from MultiFlex Fund to Flex Fund, and to provide for the crediting of shares of Flex Fund to the account of shareholders of MultiFlex Fund, all in the manner provided in paragraph 1.

     3. EFFECTIVE TIME OF THE REORGANIZATION. The reorganization of MultiFlex Fund contemplated by this Plan of Reorganization shall occur on June 21, 1999 at 8:00 a.m. Eastern Time, or such later date and time as the officers of AAF shall determine (the "Effective Time").

     4. APPROVAL OF SHAREHOLDERS. A meeting of the holders of MultiFlex Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein, including approval of the amendment to the Charter of AAF described above. Approval by such shareholders of this Plan of Reorganization shall authorize AAF to take the actions required to effect the Plan of Reorganization.

     5. CONDITIONS PRECEDENT. AAF will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

         (a) The amendment to the Charter of AAF described in paragraph 2 shall have been filed with the Maryland Department of Assessments and Taxation specifying the Effective Time as the effective date thereof.

         (b) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

         (c) This Plan of Reorganization, the amendment to the Charter and related corporate matters shall have been approved by the shareholders of MultiFlex Fund at a special meeting by the affirmative vote of a majority of the total number of votes entitled to be cast.

         (d) The assets of MultiFlex Fund to be acquired by Flex Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by MultiFlex Fund immediately prior to the reclassification. For purposes of this paragraph 5(d), assets used by MultiFlex Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of
Section 852 of the Code, occurring in the ordinary course of MultiFlex Fund's business as a series of an open-end management investment company) after the date of this Plan of Reorganization shall be included as assets of MultiFlex Fund held immediately prior to the reclassification.

         (e) The dividend or dividends described in the last sentence of paragraph 6(a) shall have been declared.

         (f) AAF shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by this Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code (the "Code"), and that the shareholders of Multiflex Fund will recognize no gain or loss to the extent that they receive shares of Flex Fund in exchange for their shares of Multiflex Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AAF and others, and the officers of AAF shall use their best efforts to make available such truthful certificates.

         (g) AAF shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to AAF, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of AAF and the holders of the shares of MultiFlex Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by AAF if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the MultiFlex shareholders.

         6. MULTIFLEX FUND TAX MATTERS.

         (a) MultiFlex Fund has elected to be a regulated investment company under Subchapter M of the Code. MultiFlex Fund has qualified as such for each taxable year since inception and that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. MultiFlex Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of MultiFlex Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of MultiFlex Fund arising by reason of undistributed investment company taxable income or net capital gain, MultiFlex Fund will declare on or prior to the Effective Time to the shareholders of MultiFlex Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of MultiFlex Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1998 and for the short taxable year beginning on January 1, 1999 and ending at the Effective Time and (B) all of MultiFlex Fund's net capital gain recognized in its taxable year ended December 31, 1998 and in such short taxable year (after reduction for any capital loss carryover).

         (b) MultiFlex Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against MultiFlex Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of Multiflex Fund.

         (c) The fiscal year of MultiFlex Fund has not been changed for tax purposes since the date on which it commenced operations.

     7. FLEX FUND TAX MATTERS.

         (a) Flex Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Flex Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. MultiFlex Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

         (b) Flex Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against Flex Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of Flex Fund.

         (c) The fiscal year of Flex Fund has not been changed for tax purposes since the date on which it commenced operations.

         8. TERMINATION. AAF may terminate this Plan of Reorganization with the approval of its Board of Directors at any time prior to the Effective Time, notwithstanding approval thereof by MultiFlex Fund shareholders if, in the judgment of the Board, proceeding with the Plan of Reorganization would be inadvisable.

         9. FURTHER ASSURANCES. AAF shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         10. EXPENSES. MultiFlex Fund and Flex Fund shall each bear any expenses it incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Directors of AAF on the 11th day of March, 1999.

                                  APPENDIX II

        AIM ADVISOR FLEX FUND

        ------------------------------------------------------------------------

        AIM Advisor Flex Fund seeks to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

        PROSPECTUS
        MAY 3, 1999

                                       This prospectus contains important
                                       information about the Class A, B and
                                       C shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


        [AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered
                                                                 Trademark--

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-7

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

  The fund seeks to meet this objective by investing in a combination of equity securities and fixed- and variable-income securities. The fund normally invests at least 20% of its total assets in equity securities and at least 20% of its total assets in fixed- and variable-income securities. The fund's equity investments will consist primarily of common stocks, and to a lesser extent convertible securities, of selected companies from a list of companies with market capitalizations among the largest 800 publicly traded U.S. corporations. The fund's fixed-income investments will consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the portfolio managers to be of comparable quality.

  The fund may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, that are guaranteed as to timely payment of principal and interest by an agency of the U.S. government or a private issuer. The fund may invest up to 10% of its total assets in non-Canadian foreign securities and unsponsored American Depositary Receipts (ADRs). The fund may also invest up to 25% of its total assets in securities of Canadian issuers and sponsored ADRs.

  The portion of the fund's assets that can be invested in either equity securities or income securities will be allocated according to the portfolio managers' assessment of current business, economic and market conditions. The fund seeks reasonably consistent returns over a variety of market cycles. In order to identify the equity securities having the best relative values, the portfolio managers start with a list of the 800 largest publicly traded U.S. corporations, which they reduce to a list of 100 eligible stocks by utilizing a proprietary database system and fundamental analysis. The portfolio managers usually sell a particular equity security when it no longer qualifies for the list of eligible securities. The portfolio managers will purchase fixed- and variable-income obligations that they believe are undervalued and may offer superior yields. The portfolio managers consider whether to sell a particular income security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Interest rate increases can cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation. A faster than expected principal prepayment rate on U.S. Government agency mortgage-backed securities will reduce both the market value of, and income from, such securities.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1989 .......................................  17.26%
1990 .......................................  -1.68%
1991 .......................................  24.80%
1992 .......................................   7.72%
1993 .......................................  10.48%
1994 .......................................   0.64%
1995 .......................................  27.30%
1996 .......................................  13.61%
1997 .......................................  23.64%
1998 .......................................  12.41%

  During the periods shown in the bar chart, the highest quarterly return was 12.12% (quarter ended March 31, 1991) and the lowest quarterly return was -8.25% (quarter ended September 30, 1990).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                 SINCE           INCEPTION
December 31, 1998)            1 YEAR       5 YEARS      10 YEARS     INCEPTION           DATE
-------------------------------------------------------------------------------------------------
Class A                       7.03%           --            --         15.48%         12/31/96
Class B                         --            --            --            --          03/03/98
Class C                      11.41%        15.13%        13.23%        12.49%         02/24/88
S&P 500(1)                   28.60%        24.05%        19.19%        18.32%(2)      02/29/88(2)
-------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales
 Charge (Load)
 Imposed on Purchases
 (as a percentage of
 offering price)          5.50%    None      None
Maximum Deferred
 Sales Charge (Load)
 (as a percentage of
 original purchase
 price or redemption
 proceeds, whichever
 is less)                 None(1)  5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees          0.75%     0.75%     0.75%
Distribution and/or
Service (12b-1) Fees     0.35      1.00      1.00
Other                    0.45      0.45      0.45
Total Annual Fund
Operating Expenses       1.55      2.20      2.20
Fee Waiver(2)            0.44      0.32      0.32
Net Expenses             1.11%     1.88%     1.88%
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The distributor has contractually agreed to limit the Class A shares' Rule 12b-1 distribution plan payments to 0.25%. The investment advisor has contractually agreed to waive a portion of its fees.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $699    $1,013    $1,348     $2,294
Class B    723       988     1,380      2,370
Class C    323       688     1,180      2,534
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $699    $1,013    $1,384     $2,294
Class B    223       688     1,180      2,370
Class C    223       688     1,180      2,534
----------------------------------------------

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Capital Management, Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree Street, N.E., Atlanta, GA 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor received compensation of 1.00% of average daily net assets consisting of a management fee of 0.75% and an operating services fee of 0.25%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Edward C. Mitchell, Jr., C.F.A., Senior Portfolio Manager, who has been responsible for the fund since 1988 and has been associated with the subadvisor and/or its affiliates since 1979.

- Margaret (Peg) W. Durkes, C.F.A., Assistant Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1993.

- David S. Griffin, C.F.A., Assistant Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the subadvisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Advisor Flex Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term gains, if any, annually and short-term capital gains (including any net gains from foreign currency transactions), if any, quarterly.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year or period ended December 31, 1998, has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants.

                                                                  CLASS A(a)
                                                             --------------------
                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                             --------------------
                                                              1998        1997(b)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 19.74      $ 16.63
Income from investment operations:
  Net investment income                                         0.39         0.41(c)
  Net gains on securities (both realized and unrealized)        2.16         3.63
        Total from investment operations                        2.55         4.04
Less distributions:
  Dividends from net investment income                         (0.39)       (0.43)
  Distributions from net realized gains                        (1.84)       (0.50)
        Total distributions                                    (2.23)       (0.93)
Net asset value, end of period                               $ 20.06      $ 19.74
Total return(d)                                                13.26%       24.60%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $46,286      $25,151
Ratio of expenses to average net assets(e)                      1.23%(f)     1.45%
Ratio of net investment income to average net assets(g)         1.99%(f)     2.34%
Portfolio turnover rate                                           34%          17%
-------------------------------------------------------------------------------------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.52% and 1.55% for 1998-1997.
(f) Ratios are based on average net asset of $36,085,767.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.70% and 2.24% for 1998-1997.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                   CLASS B
--------------------------------------------------------------------------------
                                                                  MARCH 3,
                                                                   THROUGH
                                                              DECEMBER 31, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $    20.69
Income from investment operations:
  Net investment income                                              0.22
  Net gains on securities (both realized and unrealized)             1.22
    Total from investment operations                                 1.44
Less distributions:
  Dividends from net investment income                              (0.23)
  Distributions from net realized gains                             (1.84)
    Total distributions                                             (2.07)
Net asset value, end of period                                 $    20.06
Total return(a)                                                      7.25%
--------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $    3,592
Ratio of expenses to average net assets(b)                           2.00%(c)(d)
Ratio of net investment income to average net assets(e)              1.22%(c)(d)
Portfolio turnover rate                                                34%
--------------------------------------------------------------------------------

(a) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19% (annualized).
(c) Ratios are based on average net assets of $1,313,596.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% (annualized).

                                                                        CLASS C(a)
                                            --------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------
                                               1998         1997(b)        1996          1995          1994
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     19.74     $   16.63     $   15.66     $   12.63     $   13.54
Income from investment operations:
  Net investment income                            0.25          0.30(c)       0.30          0.32          0.32
  Net gains (losses) on securities (both
    realized and unrealized)                       2.14          3.60          1.81          3.09         (0.23)
    Total from investment operations               2.39          3.90          2.11          3.41          0.09
Less distributions:
  Dividends from net investment income            (0.23)        (0.29)        (0.29)        (0.32)        (0.31)
  Distributions from net realized gains           (1.84)        (0.50)        (0.85)        (0.06)        (0.69)
    Total distributions                           (2.07)        (0.79)        (1.14)        (0.38)        (1.00)
Net asset value, end of period              $     20.06     $   19.74     $   16.63     $   15.66     $   12.63
Total return(d)                                   12.41%        23.64%        13.61%        27.30%         0.64%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)    $ 670,256       $ 603,179     $ 489,918     $ 399,162     $ 243,848
Ratio of expenses to average net assets          2.00%(e)(f)     2.20%         2.26%         2.28%         2.25%
Ratio of net investment income to average
  net assets                                     1.22%(f)(g)     1.59%         1.81%         2.28%         2.32%
Portfolio turnover rate                            34%             17%           26%            5%           36%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19%.
(f) Ratios are based on average net assets of $636,501,142.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03%.

                              -------------------
                                 THE AIM FUNDS
                              -------------------

Shareholder Information
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A- 1                            MCF--05/99

                              -------------------
                                 THE AIM FUNDS
                              -------------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
-----------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 --------------------------
AMOUNT OF INVESTMENT                AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT
-----------------------------------------------------------
             Less than $25,000        5.50%         5.82%
$ 25,000 but less than $50,000        5.25          5.54
$ 50,000 but less than $100,000       4.75          4.99
$100,000 but less than $250,000       3.75          3.90
$250,000 but less than $500,000       3.00          3.09
$500,000 but less than $1,000,000     2.00          2.04
-----------------------------------------------------------

            CATEGORY II INITIAL SALES CHARGES
-----------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 --------------------------
AMOUNT OF INVESTMENT                AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT
-----------------------------------------------------------
             Less than $50,000       4.75%         4.99%
$ 50,000 but less than $100,000      4.00          4.17
$100,000 but less than $250,000      3.75          3.90
$250,000 but less than $500,000      2.50          2.56
$500,000 but less than $1,000,000    2.00          2.04
-----------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
-----------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 --------------------------
AMOUNT OF INVESTMENT                AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT
-----------------------------------------------------------
             Less than $100,000      1.00%         1.01%
$100,000 but less than $250,000      0.75          0.76
$250,000 but less than $1,000,000    0.50          0.50
-----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR

CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

MCF--05/99                             A- 2

                              -------------------
                                 THE AIM FUNDS
                              -------------------

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $    ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                       50                                                   50
IRA, Education IRA or Roth IRA                   25                                                   50
All other accounts                               50                                                   50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.
PURCHASE OPTIONS
-

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------

                                      A- 3                            MCF--05/99

                              -------------------
                                 THE AIM FUNDS
                              -------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--05/99                            A- 4

                              -------------------
                                 THE AIM FUNDS
                              -------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.
By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                              you do not hold physical share certificates; (4) you can
                              provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                              not previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not redeem by telephone. The transfer agent must receive your call during the hours the New York Stock
                              Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.
SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A- 5                            MCF--05/99

                              -------------------
                                 THE AIM FUNDS
                              -------------------

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

MCF--05/99                            A- 6

                              -------------------
                                 THE AIM FUNDS
                              -------------------

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF
 INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET-TIMING ACTIVITY.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                      A- 7                            MCF--05/99

                              -------------------
                                 THE AIM FUNDS
                              -------------------

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--05/99                            A- 8

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------
 AIM Advisor Flex Fund
 SEC 1940 Act file number: 811-3886
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   FLX-PRO-1    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                  APPENDIX III

                                       AIM
                                ADVISOR FLEX FUND

                                 [COVER IMAGE]

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1998


                             INVEST WITH DISCIPLINE
                         -- Registratered Trademark --

                                [ COVER IMAGE ]

          ------------------------------------------------------------

                 THE CIRCUS BY GEORGES PIERRE SEURAT, 1859-1891,

                FRENCH ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST

                FAMOUS PAINTINGS, THE CIRCUS FEATURES A GRACEFUL

               RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE

               THE MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS

              PAINSTAKINGLY EXECUTED. SEURAT PIONEERED A TECHNIQUE

                 CALLED "POINTILLISM" USING TINY BRUSHSTROKES OF

               CONTRASTING COLORS. SEURAT PLANNED HIS PAINTINGS TO

               THE LAST DETAIL AND CAREFULLY PLACED EACH DOT, MUCH

              THE SAME WAY A FUND MANAGER CHOOSES THE STOCKS FOR A

                 PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A

                             HARMONIOUS COMPOSITION.

          ------------------------------------------------------------

AIM Advisor Flex Fund is for shareholders who seek to achieve a high total return on investment through capital appreciation and current income through investments in a combination of equity securities and fixed and variable income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $2.07 per share for Class B and C shares, $2.23 per share for Class A shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Flexible Portfolio Index represents an average of the performance of the 30 largest funds in the flexible portfolio fund category. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Lehman Aggregate Bond Index is an unmanaged index generally considered to be representative of corporate debt securities.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                 YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.


 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM ADVISOR FLEX FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997,
   [PHOTO OF        and this optimism early in 1998 led several market indexes
  Charles T.        to all-time highs in spring and early summer. However, the
    Bauer,          year was to bring two particularly serious financial shocks,
 Chairman of        first the debt default by Russia, and later the gathering
 the Board of       crisis in Brazil, which devalued its currency shortly after
   THE FUND         the fiscal year closed. The result was another year of
 APPEARS HERE]      significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                    Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                       ----------------------------------

                              . . . WE ARE PLEASED

                                TO NOTE THAT MOST

                            MUTUAL FUND SHAREHOLDERS

                            REMAINED COOL HEADED AND

                            DID NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                       ----------------------------------


                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

ALLOCATION STRATEGY HELPS FUND WEATHER
VOLATILE MARKET

THIS YEAR WAS PARTICULARLY TURBULENT FOR BOTH EQUITY AND FIXED-INCOME MARKETS. HOW DID THE FUND PERFORM?
The Fund reported solid earnings in a year of intense volatility. Its Class C shares produced a total annual return of 12.41%, while Class A shares had a total annual return of 13.26%. Class B shares were introduced on March 3, 1998, and reported a cumulative return of 7.25% since their inception. The Fund's net assets rose from $628 million a year ago to $720 million as of December 31, 1998.

HOW WOULD YOU CHARACTERIZE MARKET CONDITIONS OVER THE FISCAL YEAR?
We would describe 1998 as a market with three definite phases: bull, decline, bull. During the first stage, from January to mid-July, the market climbed, spurred by strong economies in the United States and Europe. But by summer these good sentiments began to disintegrate. In July the market entered its second phase, abruptly declining. By August, market indexes such as the Dow plunged. A convergence of international problems triggered the downturn: Currency devaluation occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluation. Fears of a global credit crunch then spread to Latin America. Markets there plunged as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt. The down market spurred a "flight to quality," as investors turned away from riskier securities such as small-cap stocks and high-yield bonds. Seeking a safe haven, they turned to the liquidity of large-cap stocks and U.S. Treasuries.
    The third phase came in October as markets stabilized and rallied, encouraged by a series of interest rate cuts. Over the course of seven weeks, the U.S. Federal Reserve Board lowered the key federal funds rate from 5.50% to 4.75%. The three cuts triggered an astounding market rally. By the end of the fiscal year, major stock and bond indexes reported impressive total returns: the S&P 500, up 28.6%; the Lehman Aggregate Bond Index, up 8.7% and 30-year U.S. Treasuries, up 17.1%.

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets
                                                                     [Pie Chart]
================================================================================
PERCENTAGE OF HOLDINGS
--------------------------------------------------------------------------------

Cash Equivalents         2.27%

Corporate Notes          6.17%

U.S. Government         12.81%

Common Stocks           78.75%

NUMBER OF HOLDINGS:       134

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We maintained our high weighting in stocks throughout the fiscal year. Our asset allocation as of December 31, 1998, was 79% stocks, 19% government and corporate bonds.
    Our asset allocation decisions are based on the expected return on stock investments compared to the expected earnings on bond investments. Historically, the spread between the expected returns of these investments has averaged about 3%. When that spread widened, we gradually shifted the portfolio to emphasize stocks. This occurred in October, and we increased our equities to about 80% of the portfolio. Our model proved beneficial for Fund shareholders as the equity market had a tremendous rally in the fourth quarter, and the fund was well positioned to take advantage of it.


                       ----------------------------------

                         OUR ASSET ALLOCATION DECISIONS

                           ARE BASED ON THE EXPECTED

                          RETURN ON STOCK INVESTMENTS

                            COMPARED TO THE EXPECTED

                         EARNINGS ON BOND INVESTMENTS.

                       ----------------------------------

          See important Fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

    The fixed-income portion of the portfolio was dedicated mostly to government bonds, with a minor position in corporate securities. U.S. Treasuries were the undisputed fixed-income leaders in 1998 in a classic case of supply and demand. The investor flight to quality during market upheavals drove up demand for Treasuries, particularly among foreign investors. At the same time, supply diminished as the U.S. government, faced with a budget surplus for the first time in decades, issued fewer Treasury securities. Meanwhile, corporate bonds were less attractive in 1998 as earnings growth slowed across broad sectors of the market.

WHAT STOCKS OR SECTOR WEIGHTINGS HELPED THE FUND'S PERFORMANCE?
The Fund's largest sector weighting was in computer hardware manufacturers, particularly PC market leaders IBM and Compaq. Their respective stock prices doubled over the course of the fiscal year. Our other top technology position was EDS, the world's largest data-processing company. A leader in corporate outsourcing, EDS has benefited from the need for corporations to fix the so-called "millennium bug." The computer glitch requires older computers and software to be re-programmed to recognize the year 2000. Technology stocks powered the stock market rally in the fourth quarter, and the Fund benefited from the great performance.
    Besides technology stocks, our other major holdings include pharmaceutical companies Merck, Mylan Laboratories, American Home Products and Abbott Laboratories. Earnings growth for major U.S. drug companies has been strong in recent years for several reasons, including expedited product approval by the Federal Drug Administration, growing demand from an aging population, and the recent success of new drugs.
    Because of its value orientation, the Fund bought economically sensitive stocks during the fourth quarter because their prices were low relative to the market as a whole. Our purchases included consumer cyclical stocks (retailers, auto-related companies, household furnishings), capital goods stocks (manufacturing and machinery) and financial services stocks (banks and insurance firms).

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

=================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
  1. International Business             2.05%            1. Computers (Hardware)            4.99%
     Machines Corp.                                      2. Banks (Major Regional)          3.90
  2. Compaq Computer Corp.              1.75             3. Oil (International Integrated)  3.76
  3. Merck & Co., Inc.                  1.54             4. Electric Companies              3.75
  4. Nucor Corp.                        1.50             5. Telephone                       3.62
  5. Mylan Laboratories, Inc.           1.42             6. Health Care                     3.31
  6. American Home Products Corp.       1.41                (Drugs-Major Pharmaceuticals)
  7. Electronic Data Systems Corp.      1.40             7. Financial (Diversified)         3.01
  8. Anheuser-Busch Companies, Inc.     1.37             8. Machinery (Diversified)         2.96
  9. Abbott Laboratories                1.36             9. Health Care (Diversified)       2.77
 10. Hanson PLC - ADR (United Kingdom)  1.35            10. Manufacturing (Diversified)     2.73

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=================================================================================================

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN GENERAL?
We expect continued volatility in the stock markets, perhaps as much as we experienced in 1998. At the same time, we're optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. With global markets experiencing weakness and the U.S. economy expanding more slowly, many companies may find it difficult to produce earnings growth.
    For the fixed-income markets, a slowdown in the U.S. economy could benefit government bonds, because it could lead to more interest rate cuts. At the same time, corporate bonds could suffer if the economy slows and earnings falter. As with stock markets, we expect another year of intense volatility.
    Our asset allocation model continues to support a high concentration in stocks. But should the performance differences between stocks and bonds change significantly during the year, we remain prepared to adjust the Fund's allocation as needed.

          See important Fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR FLEX FUND VS. BENCHMARK INDEXES

2/24/88-12/31/98

--------------------------------------------------------------------------------
                      AIM              S&P 500           LIPPER FLEXIBLE
                      ADVISOR FLEX,    INDEX             PORTFOLIO FUND INDEX
                      CLASS C SHARES
--------------------------------------------------------------------------------

2/24/88               10,000           10,000            10,000

12/31/88              10,357           10,721            10,324

12/31/89              12,143           14,113            12,104

12/31/90              11,941           13,676            12,217

12/31/91              14,901           17,835            15,510

12/31/92              16,053           19,192            16,388

12/31/93              17,736           21,124            18,474

12/31/94              17,850           21,402            17,980

12/31/95              22,723           29,437            22,223

12/31/96              25,816           36,193            25,357

12/31/97              31,919           48,264            29,983

12/31/98              35,881           62,055            34,935
================================================================================

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS C SHARES

Inception (2/24/88)  12.49%
10  years            13.23
 5  years            15.13
 1  year             11.41*
*12.41% excluding sales charges

CLASS A SHARES

Inception (12/31/96) 15.48%
  1 year              7.03**
**13.26% excluding sales charges

CLASS B SHARES

Inception (3/3/98)   2.40%***

***cumulative total return since inception, 7.25% excluding sales charges

================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class B and C shares will differ from Class A shares due to differences in sales charge structure and Fund expenses.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THESE CHARTS
The chart compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 2/24/88-12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 is representative of the stock market only while a portion of AIM Advisor Flex Fund is invested in the bond market. An index of funds such as the Lipper Flexible Portfolio Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar) and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the U.S., the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes

                                  ------------

                                      THE

                                     BEIGE

                                      BOOK

                                  ------------


WHAT IS THE BEIGE BOOK?
The Beige Book report is published about two weeks before each FOMC meeting. The report contains anecdotal data on current economic conditions in each Federal Reserve Bank district, summarizing the information by district and sector. Interviews with key business people, economists, market experts and other sources supply the details for the report. You can find out more about the Fed's Beige Book and other interesting topics by visiting the Fed's Web site at www.bog.frb.fed.us.



                             AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / FOR CONSIDERATION

make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?

The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash that a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*
7/3/98-12/31/98

================================================================================
1998 DJIA            DOW Close
--------------------------------------------------------------------------------
7/10/98              9,105.74
7/17/98              9,337.97
7/24/98              8,937.36
7/31/98              8,883.29
8/7/98               8,598.02
8/14/98              8,425
8/21/98              8,533.66
8/28/98              8,051.68
9/4/98               7,640.25
9/11/98              7,795.5
9/18/98              7,895.66
9/25/98              8,028.77
10/2/98              7,784.69
10/9/98              7,899.52
10/16/98             8,416.76
10/23/98             8,452.29
10/30/98             8,592.1
11/6/98              8,975.46
11/13/98             8,919.59
11/20/98             9,159.55
11/27/98             9,333.08
12/4/98              9,016.14
12/11/98             8,821.76
12/18/98             8,903.63
12/24/98             9,217.99
12/31/98             9,181.43
================================================================================

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

                             AIM ADVISOR FLEX FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-78.75%

AEROSPACE/DEFENSE-2.03%

Boeing Co. (The)                        110,000   $  3,588,751
--------------------------------------------------------------
Lockheed Martin Corp.                    60,000      5,085,000
--------------------------------------------------------------
Precision Castparts Corp.               135,000      5,973,750
--------------------------------------------------------------
                                                    14,647,501
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.81%

Archer-Daniels-Midland Co.              341,250      5,865,235
--------------------------------------------------------------

AIRLINES-0.50%

Southwest Airlines Co.                  160,000      3,590,001
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.03%

Cooper Tire & Rubber Co.                160,000      3,270,001
--------------------------------------------------------------
Genuine Parts Co.                       210,000      7,021,875
--------------------------------------------------------------
Snap-on Inc.                            125,000      4,351,562
--------------------------------------------------------------
                                                    14,643,438
--------------------------------------------------------------

AUTOMOBILES-1.02%

Ford Motor Co.                          125,000      7,335,938
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.96%

Bank One Corp.                          121,500      6,204,094
--------------------------------------------------------------
National City Corp.                     100,000      7,250,000
--------------------------------------------------------------
Wachovia Corp.                           90,000      7,869,375
--------------------------------------------------------------
                                                    21,323,469
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.92%

BankAmerica Corp.                       110,000      6,613,751
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.37%

Anheuser-Busch Companies, Inc.          150,000      9,843,751
--------------------------------------------------------------

CHEMICALS-0.95%

Dow Chemical Co. (The)                   75,000      6,820,312
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.24%

Great Lakes Chemical Corp.              100,000      4,000,000
--------------------------------------------------------------
Morton International, Inc.              200,000      4,900,000
--------------------------------------------------------------
                                                     8,900,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.99%

Compaq Computer Corp.                   300,000     12,581,250
--------------------------------------------------------------
Hewlett-Packard Co.                     125,000      8,539,062
--------------------------------------------------------------
International Business Machines
  Corp.                                  80,000     14,780,000
--------------------------------------------------------------
                                                    35,900,312
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.14%

Computer Associates International,
  Inc.                                  125,000      5,328,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Electronic Data Systems Corp.           200,000   $ 10,050,000
--------------------------------------------------------------
                                                    15,378,125
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.17%

SUPERVALU, Inc.                         300,000      8,400,000
--------------------------------------------------------------

ELECTRIC COMPANIES-3.30%

Edison International                    200,000      5,575,000
--------------------------------------------------------------
Entergy Corp.                           300,000      9,337,500
--------------------------------------------------------------
GPU, Inc.                               200,000      8,837,500
--------------------------------------------------------------
                                                    23,750,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

General Electric Co.                     75,000      7,654,687
--------------------------------------------------------------
Rockwell International Corp.            110,000      5,341,875
--------------------------------------------------------------
                                                    12,996,562
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.38%

W.W. Grainger, Inc.                      65,500      2,726,437
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.72%

Raytheon Co.-Class A                    100,000      5,168,750
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.01%

American General Corp.                  110,000      8,580,000
--------------------------------------------------------------
MGIC Investment Corp.                   150,000      5,971,875
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        100,000      7,100,000
--------------------------------------------------------------
                                                    21,651,875
--------------------------------------------------------------

FOODS-1.43%

H.J. Heinz Co.                           50,000      2,831,250
--------------------------------------------------------------
Unilever N.V.-ADR-New York Shares
  (Netherlands)                          90,000      7,464,375
--------------------------------------------------------------
                                                    10,295,625
--------------------------------------------------------------

FOOTWEAR-0.41%

Reebok International Ltd.(a)            200,000      2,975,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.77%

Abbott Laboratories                     200,000      9,800,000
--------------------------------------------------------------
American Home Products Corp.            180,000     10,136,250
--------------------------------------------------------------
                                                    19,936,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.42%

Mylan Laboratories, Inc.                325,000     10,237,500
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.31%

Lilly (Eli) & Co.                        50,000      4,443,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Merck & Co., Inc.                        75,000   $ 11,076,562
--------------------------------------------------------------
Schering-Plough Corp.                   150,000      8,287,500
--------------------------------------------------------------
                                                    23,807,812
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.03%

Columbia/HCA Healthcare Corp.           300,000      7,425,000
--------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.77%

Whirlpool Corp.                         100,000      5,537,500
--------------------------------------------------------------

HOUSEWARES-0.31%

Fortune Brands, Inc.                     70,000      2,213,750
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.09%

Loews Corp.                              80,000      7,860,000
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.38%

Ohio Casualty Corp.                     150,000      6,168,750
--------------------------------------------------------------
Old Republic International Corp.        200,000      4,500,000
--------------------------------------------------------------
SAFECO Corp.                            150,000      6,440,625
--------------------------------------------------------------
                                                    17,109,375
--------------------------------------------------------------

INSURANCE BROKERS-0.97%

Marsh & McLennan Co.                    120,000      7,012,500
--------------------------------------------------------------

IRON & STEEL-1.50%

Nucor Corp.                             250,000     10,812,500
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-2.96%

Caterpillar, Inc.                       100,000      4,600,000
--------------------------------------------------------------
Deere & Co.                             100,000      3,312,500
--------------------------------------------------------------
Dover Corp.                             100,000      3,662,500
--------------------------------------------------------------
Hanson PLC-ADR (United Kingdom)         250,000      9,750,000
--------------------------------------------------------------
                                                    21,325,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.73%

Illinois Tool Works, Inc.                75,000      4,350,000
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    75,000      5,334,375
--------------------------------------------------------------
Norsk Hydro A.S.A.-ADR (Norway)         125,000      4,273,437
--------------------------------------------------------------
Textron, Inc.                            75,000      5,695,312
--------------------------------------------------------------
                                                    19,653,124
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.17%

Federal Signal Corp.                    160,000      4,380,000
--------------------------------------------------------------
York International Corp.                100,000      4,081,250
--------------------------------------------------------------
                                                     8,461,250
--------------------------------------------------------------

METALS MINING-0.74%

Phelps Dodge Corp.                      105,000      5,341,875
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-3.76%

Exxon Corp.                             100,000      7,312,500
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 150,000      8,193,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             125,000   $  5,984,375
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Argentina)                           200,000      5,587,500
--------------------------------------------------------------
                                                    27,078,125
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.56%

Westvaco Corp.                          150,000      4,021,875
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.47%

IKON Office Solutions, Inc.             400,000      3,425,000
--------------------------------------------------------------

PUBLISHING-0.08%

R.H. Donnelley Corp.                     40,000        582,500
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.73%

Gannett Co., Inc.                        80,000      5,295,000
--------------------------------------------------------------

RAILROADS-0.72%

CSX Corp.                               125,000      5,187,500
--------------------------------------------------------------

RESTAURANTS-1.06%

McDonald's Corp.                        100,000      7,662,500
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.63%

Lowe's Companies, Inc.                  100,000      5,118,750
--------------------------------------------------------------
Sherwin-Williams Co.                    225,000      6,609,375
--------------------------------------------------------------
                                                    11,728,125
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.24%

Dillards, Inc.                          150,000      4,256,250
--------------------------------------------------------------
J.C. Penney Co., Inc.                   100,000      4,687,500
--------------------------------------------------------------
                                                     8,943,750
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

Rite Aid Corp.                          100,000      4,956,250
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.53%

Kmart Corp.(a)                          250,000      3,828,125
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.29%

Toys "R" Us, Inc.(a)                    125,000      2,109,375
--------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER)-0.88%

Dun & Bradstreet Corp.                  200,000      6,312,500
--------------------------------------------------------------

SPECIALTY PRINTING-0.89%

Deluxe Corp.                            175,000      6,398,437
--------------------------------------------------------------

TELEPHONE-3.62%

Ameritech Corp.                          65,000      4,119,375
--------------------------------------------------------------
Bell Atlantic Corp.                     140,000      7,953,750
--------------------------------------------------------------
British Telecommunications PLC-ADR
  (United Kingdom)                       60,000      9,101,250
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                              100,000      4,868,750
--------------------------------------------------------------
                                                    26,043,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TEXTILES (APPAREL)-1.74%

Liz Claiborne, Inc.                     175,000   $  5,523,437
--------------------------------------------------------------
VF Corp.                                150,000      7,031,250
--------------------------------------------------------------
                                                    12,554,687
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.48%

Unifi, Inc.(a)                          175,000      3,423,437
--------------------------------------------------------------

TOBACCO-1.75%

Gallaher Group PLC-ADR (United
  Kingdom)                              110,000      2,990,625
--------------------------------------------------------------
Philip Morris Companies, Inc.           180,000      9,630,000
--------------------------------------------------------------
                                                    12,620,625
--------------------------------------------------------------

WASTE MANAGEMENT-1.30%

Browning-Ferris Industries, Inc.        150,000      4,265,625
--------------------------------------------------------------
Waste Management, Inc.                  108,750      5,070,468
--------------------------------------------------------------
                                                     9,336,093
--------------------------------------------------------------
    Total Common Stocks (Cost
      $367,668,273)                                567,066,547
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE NOTES-6.17%

AUTOMOBILES-0.57%

Ford Motor Co., Notes,
  7.50%, 11/15/99                    $  750,000   $    763,778
--------------------------------------------------------------
  6.50%, 08/01/18                     3,250,000      3,341,747
--------------------------------------------------------------
                                                     4,105,525
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.94%

National City Corp., Sub Notes,
  7.20%, 05/15/05                     1,000,000      1,070,191
--------------------------------------------------------------
Nationsbank Corp., Sr. Notes,
  5.375%, 04/15/00                    1,550,000      1,549,442
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     4,000,000      4,164,400
--------------------------------------------------------------
                                                     6,784,033
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

First Union Corp., Unsec. Sub.
  Notes, 6.40%, 04/01/08              3,000,000      3,145,320
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.51%

Anheuser Busch Co., Unsec. Notes,
  5.375%, 09/15/08                    3,700,000      3,710,323
--------------------------------------------------------------

CHEMICALS-0.14%

Eastman Chemical, Notes, 6.375%,
  01/15/04                            1,000,000        997,400
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.44%

Motorola Inc., Notes, 6.50%,
  03/01/08                            3,000,000      3,174,600
--------------------------------------------------------------

CONSUMER FINANCE-0.85%

Beneficial Corp., Medium Term
  Notes, 6.625%, 09/27/04             3,000,000      3,092,760
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01             $3,000,000   $  3,007,020
--------------------------------------------------------------
                                                     6,099,780
--------------------------------------------------------------

ELECTRIC COMPANIES-0.45%

Penn Power & Lighting, First
  Mortgage Notes,
  6.875%, 02/01/03                    1,000,000      1,063,350
--------------------------------------------------------------
  6.55%, 03/01/06                     1,900,000      2,002,619
--------------------------------------------------------------
Union Electric, First Mortgage
  Notes, 6.75%, 10/15/99                150,000        151,999
--------------------------------------------------------------
                                                     3,217,968
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.22%

Boeing Co., Notes, 6.625%, 06/01/05   1,500,000      1,572,660
--------------------------------------------------------------

FOODS-0.35%

Campbell Soup Co., Unsec. Notes,
  4.75%, 10/01/03                     2,600,000      2,555,332
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.41%

CNA Financial Corp., Unsec. Notes,
  6.50%, 04/15/05                     3,000,000      2,990,760
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.43%

Sherwin-Williams Co., Notes, 6.50%,
  02/01/02                            3,000,000      3,099,360
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.42%

Dillard Dept. Stores, Inc., Unsec.
  Notes, 6.30%, 02/15/08              3,000,000      3,015,120
--------------------------------------------------------------
    Total Corporate Notes (Cost
      $43,397,815)                                  44,468,181
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-2.61%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")-0.52%

Pass through certificates
  6.50%, 07/01/01                     2,141,748      2,164,493
--------------------------------------------------------------
  8.00%, 10/01/10                     1,530,209      1,577,064
--------------------------------------------------------------
                                                     3,741,557
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-1.34%

Pass through certificates
  8.50%, 03/01/10                     1,449,332      1,509,567
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         6,152,443      6,238,374
--------------------------------------------------------------
  7.50%, 11/01/26                     1,839,198      1,894,943
--------------------------------------------------------------
                                                     9,642,884
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA")-0.75%

Pass through certificates
  6.50%, 10/15/08                       905,700        927,492
--------------------------------------------------------------
  7.00%, 10/15/08                       952,794        984,055
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ("GNMA")-(CONTINUED)

  6.00%, 11/15/08                    $1,074,971   $  1,088,407
--------------------------------------------------------------
  7.50%, 03/15/26                     2,331,182      2,414,218
--------------------------------------------------------------
                                                     5,414,172
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $18,294,842)                 18,798,613
--------------------------------------------------------------

U.S. TREASURY SECURITIES-10.20%

U.S. TREASURY BONDS-0.73%

  7.625%, 02/15/25                    4,000,000      5,261,561
--------------------------------------------------------------

U.S. TREASURY NOTES-9.47%

  8.75%, 08/15/00                     4,000,000      4,255,521
--------------------------------------------------------------
  7.875%, 08/15/01                    5,000,000      5,397,601
--------------------------------------------------------------
  7.50%, 05/15/02                     3,000,000      3,261,660
--------------------------------------------------------------
  6.25%, 02/15/03                     4,000,000      4,232,800
--------------------------------------------------------------
  7.25%, 05/15/04                     6,000,000      6,724,980
--------------------------------------------------------------
  7.25%, 08/15/04                     2,000,000      2,249,240
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. TREASURY NOTES-(CONTINUED)

  6.50%, 08/15/05                    $7,000,000   $  7,694,050
--------------------------------------------------------------
  9.375%, 02/15/06                    4,000,000      5,101,240
--------------------------------------------------------------
  6.125%, 08/15/07                    6,000,000      6,553,800
--------------------------------------------------------------
  5.50%, 02/15/08                     8,000,000      8,474,320
--------------------------------------------------------------
  9.25%, 02/15/16                     6,000,000      8,609,940
--------------------------------------------------------------
  7.25%, 08/15/22                     4,500,000      5,603,715
--------------------------------------------------------------
                                                    68,158,867
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $68,661,389)                            73,420,428
--------------------------------------------------------------

REPURCHASE AGREEMENT-1.01%(b)

SBC Warburg Dillon Read, Inc.,
  4.75%, 01/04/99 (Cost
  $7,293,570)(c)                      7,293,570      7,293,570
--------------------------------------------------------------
TOTAL INVESTMENTS-98.74%                           711,047,339
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.26%                  9,086,204
--------------------------------------------------------------
NET ASSETS-100.00%                                $720,133,543
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing securities.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviations:

ADR    - American Depositary Receipt
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $505,315,889)                              $711,047,339
---------------------------------------------------------
Receivables for:
  Investments sold                              5,865,395
---------------------------------------------------------
  Capital stock sold                            2,597,804
---------------------------------------------------------
  Interest and dividends                        3,321,795
---------------------------------------------------------
Investment for deferred compensation plan           7,757
---------------------------------------------------------
Other assets                                       15,418
---------------------------------------------------------
    Total assets                              722,855,508
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        616,563
---------------------------------------------------------
  Deferred compensation plan                        7,757
---------------------------------------------------------
Accrued advisory fees                             453,322
---------------------------------------------------------
Accrued operating services fees                    75,761
---------------------------------------------------------
Accrued distribution fees                       1,529,511
---------------------------------------------------------
Accrued directors' fees and expenses               39,051
---------------------------------------------------------
    Total liabilities                           2,721,965
---------------------------------------------------------
Net assets applicable to shares outstanding  $720,133,543
---------------------------------------------------------

NET ASSETS:
Class A                                      $ 46,286,433
=========================================================
Class B                                      $  3,591,573
=========================================================
Class C                                      $670,255,537
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,307,756
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     179,008
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  33,407,634
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      20.06
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.06 divided by
    94.50%)                                  $      21.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.06
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.06
=========================================================


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 11,514,476
---------------------------------------------------------
Dividends (net of $247,098 foreign
  withholding tax)                             10,195,106
---------------------------------------------------------
    Total investment income                    21,709,582
---------------------------------------------------------
EXPENSES:
Advisory fees                                   5,051,593
---------------------------------------------------------
Operating services fees                         2,996,689
---------------------------------------------------------
Distribution fees-Class A                         126,300
---------------------------------------------------------
Distribution fees-Class B                          10,941
---------------------------------------------------------
Distribution fees-Class C                       6,365,011
---------------------------------------------------------
Directors' fees and expenses                        5,841
---------------------------------------------------------
    Total expenses                             14,556,375
---------------------------------------------------------
Less: Fees waived by advisor                   (1,328,869)
---------------------------------------------------------
     Net expenses                              13,227,506
---------------------------------------------------------
Net investment income                           8,482,076
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   59,176,179
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   11,782,197
---------------------------------------------------------
    Net gain from investment securities        70,958,376
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 79,440,452
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  8,482,076   $  9,048,951
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  59,176,179     23,883,293
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities          11,782,197     86,058,520
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        79,440,452    118,990,764
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (693,499)      (246,939)
-----------------------------------------------------------------------------------------
  Class B                                                          (14,661)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (7,001,855)    (8,674,714)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (3,877,358)      (610,538)
-----------------------------------------------------------------------------------------
  Class B                                                         (270,410)            --
-----------------------------------------------------------------------------------------
  Class C                                                      (56,203,971)   (14,999,384)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       21,305,857     24,377,889
-----------------------------------------------------------------------------------------
  Class B                                                        3,715,719             --
-----------------------------------------------------------------------------------------
  Class C                                                       55,402,752     19,575,501
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  91,803,026    138,412,579
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          628,330,517    489,917,938
-----------------------------------------------------------------------------------------
  End of period                                               $720,133,543   $628,330,517
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $510,018,210   $426,093,882
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              938,111        166,050
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     3,445,772      8,121,332
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             205,731,450    193,949,253
-----------------------------------------------------------------------------------------
                                                              $720,133,543   $628,330,517
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid quarterly. On December 31, 1998 additional paid-in capital was increased by $3,500,000 and undistributed net realized gains was decreased by $3,500,000 as a result of equalization credits and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $1,703,905 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through December 31, 1998, AIM voluntarily waived operating services fees in the amount of $1,292,783.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $90,214, $10,941 and $6,365,011, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $36,086 for the Class A shares.
  AIM Distributors received commissions of $33,479 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $100,172 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average daily net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $4,762 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $232,418,225 and $222,893,137, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $222,128,397
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (16,396,947)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $205,731,450
==========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                        1997*
                                                              --------------------------   -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   ------------
Sold:
  Class A                                                      1,076,842   $  22,390,887    1,255,277   $ 24,015,843
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      175,059       3,648,126           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      5,318,582     109,967,149    4,707,789     86,294,017
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        223,596       4,399,200       42,162        821,435
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                       14,140         277,225           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,067,888      60,325,811    1,120,103     21,660,078
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (266,823)     (5,484,230)     (23,298)      (459,389)
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      (10,191)       (209,632)          --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (5,531,566)   (114,890,208)  (4,738,134)   (88,378,594)
--------------------------------------------------------------------------------------------------------------------
                                                               4,067,527   $  80,424,328    2,363,899   $ 43,953,390
====================================================================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

** Class B shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1998.

                                                                    CLASS A(a)             CLASS B
                                                              -----------------------    ------------
                                                               1998        1997(b)           1998
                                                              -------    ------------    ------------
Net asset value, beginning of period                          $ 19.74     $    16.63      $    20.69
------------------------------------------------------------  -------     ----------      ----------
Income from investment operations:
  Net investment income                                          0.39           0.41(c)         0.22
------------------------------------------------------------  -------     ----------      ----------
  Net gains on securities (both realized and unrealized)         2.16           3.63            1.22
------------------------------------------------------------  -------     ----------      ----------
    Total from investment operations                             2.55           4.04            1.44
------------------------------------------------------------  -------     ----------      ----------
Less distributions:
  Dividends from net investment income                          (0.39)         (0.43)          (0.23)
------------------------------------------------------------  -------     ----------      ----------
  Distributions from net realized gains                         (1.84)         (0.50)          (1.84)
------------------------------------------------------------  -------     ----------      ----------
    Total distributions                                         (2.23)         (0.93)          (2.07)
------------------------------------------------------------  -------     ----------      ----------
Net asset value, end of period                                $ 20.06     $    19.74      $    20.06
------------------------------------------------------------  -------     ----------      ----------
Total return(d)                                                 13.26%         24.60%           7.25%
------------------------------------------------------------  -------     ----------      ----------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,286     $   25,151      $    3,592
------------------------------------------------------------  -------     ----------      ----------
Ratio of expenses to average net assets(e)                       1.23%(f)        1.45%          2.00%(f)(g)
------------------------------------------------------------  -------     ----------      ----------
Ratio of net investment income to average net assets(h)          1.99%(f)        2.34%          1.22%(f)(g)
------------------------------------------------------------  -------     ----------      ----------
Portfolio turnover rate                                            34%            17%             34%
------------------------------------------------------------  -------     ----------      ----------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)     The Fund changed investment advisors on August 4, 1997.
(c)     Calculated using average shares outstanding.
(d) Does not deduct sales charges and for periods less than one year is not annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.52% and 1.55% for 1998-1997 for Class A and 2.19% (annualized) for 1998 for Class B.
(f) Ratios are based on average net assets of $36,085,767 and $1,313,596 for Class A and Class B, respectively.
(g)     Annualized.
(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.70% and 2.24%
        for 1998-1997 for Class A and 1.03% (annualized) for 1998 for Class B.

                                                                                    CLASS C(a)
                                                              ----------------------------------------------------------
                                                                1998           1997(b)      1996       1995       1994
                                                              --------         --------   --------   --------   --------
Net asset value, beginning of period                          $  19.74         $  16.63   $  15.66   $  12.63   $  13.54
------------------------------------------------------------  --------         --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.25             0.30(c)     0.30      0.32       0.32
------------------------------------------------------------  --------         --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.14             3.60       1.81       3.09      (0.23)
------------------------------------------------------------  --------         --------   --------   --------   --------
    Total from investment operations                              2.39             3.90       2.11       3.41       0.09
------------------------------------------------------------  --------         --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.23)           (0.29)     (0.29)     (0.32)     (0.31)
------------------------------------------------------------  --------         --------   --------   --------   --------
  Distributions from net realized gains                          (1.84)           (0.50)     (0.85)     (0.06)     (0.69)
------------------------------------------------------------  --------         --------   --------   --------   --------
    Total distributions                                          (2.07)           (0.79)     (1.14)     (0.38)     (1.00)
------------------------------------------------------------  --------         --------   --------   --------   --------
Net asset value, end of period                                $  20.06         $  19.74   $  16.63   $  15.66   $  12.63
------------------------------------------------------------  --------         --------   --------   --------   --------
Total return(d)                                                  12.41%           23.64%     13.61%     27.30%      0.64%
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $670,256         $603,179   $489,918   $399,162   $243,848
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratio of expenses to average net assets                           2.00%(e)(f)      2.20%      2.26%      2.28%      2.25%
------------------------------------------------------------  --------         --------   --------   --------   --------
Ratio of net investment income to average net assets              1.22%(f)(g)      1.59%      1.81%      2.28%      2.32%
------------------------------------------------------------  --------         --------   --------   --------   --------
Portfolio turnover rate                                             34%              17%        26%         5%        36%
------------------------------------------------------------  --------         --------   --------   --------   ---------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19% for 1998.
(f) Ratios are based on average net assets of $636,501,142.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% for 1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Advisor Flex Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Flex Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 1998 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Flex Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      INVESCO Capital Management, Inc.
                                                                                            1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                               Dana R. Sutton                             Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                             A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                      Stuart W. Coco                             Houston, TX 77210-4739
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                        CUSTODIAN
Formerly Member                                  Melville B. Cox
of the U.S. House of Representatives             Vice President                             State Street Bank and Trust Company
                                                                                            225 Franklin Street
Carl Frischling                                  Karen Dunn Kelley                          Boston, MA 02110
Partner                                          Vice President
Kramer, Levin, Naftalis & Frankel                                                           COUNSEL TO THE FUND
                                                 Jonathan C. Schoolar
Robert H. Graham                                 Vice President                             Ballard Spahr
President and Chief Executive Officer                                                       Andrews & Ingersoll, LLP
A I M Management Group Inc.                      Renee A. Friedli                           1735 Market Street
                                                 Assistant Secretary                        Philadelphia, PA 19103
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.:     P. Michelle Grace                          COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for            Assistant Secretary
the Aging; and member of the Board of Director                                              Kramer, Levin, Naftalis & Frankel
Metropolitan Transportation Authority of         Jeffrey H. Kupor                           919 Third Avenue
New York State                                   Assistant Secretary                        New York, NY 10022

Lewis F. Pennock                                 Nancy L. Martin                            DISTRIBUTOR
Attorney                                         Assistant Secretary
                                                                                            A I M Distributors, Inc.
Ian W. Robinson                                  Ofelia M. Mayo                             11 Greenway Plaza
Consultant; Formerly Executive                   Assistant Secretary                        Suite 100
Vice President and                                                                          Houston, TX 77046
Chief Financial Officer                          Lisa A. Moss
Bell Atlantic Management                         Assistant Secretary                        AUDITORS
Services, Inc.
                                                 Kathleen J. Pflueger                       KPMG LLP
Louis S. Sklar                                   Assistant Secretary                        700 Louisiana
Executive Vice President                                                                    Houston, TX 77002
Hines Interests                                  Samuel D. Sirko
Limited Partnership                              Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Flex Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.4906, $0.3346 and $0.3346 per share, respectively, during the Fund's tax year ended December 31, 1998. Of these amounts, 74.25% is eligible for the dividends received deduction for corporations.
  The Fund also distributed long-term capital gains of $60,426,809 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 32.98% was derived from U.S. Treasury obligations.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $109
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.2 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM European Development Fund          corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM International Equity Fund          as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM Japan Growth Fund(2)                  The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM New Pacific Growth Fund(2)         10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                                                               assets under management, according to Strategic
                                                                                  Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                 AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                          GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund(2), (C)               AIM Global Growth & Income Fund(2)
AIM Charter Fund                           AIM Global Utilities Fund

INCOME FUNDS                               GLOBAL INCOME FUNDS
AIM Floating Rate Fund(2)                  AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund                        AIM Global Government Income Fund(2)
AIM High Yield Fund II                     AIM Global Income Fund
AIM Income Fund                            AIM Strategic Income Fund(2)
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund         THEME FUNDS
                                           AIM Global Consumer Products and Services Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Financial Services Fund(2)
AIM High Income Municipal Fund             AIM Global Health Care Fund(2)
AIM Municipal Bond Fund                    AIM Global Infrastructure Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Resources Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Telecommunications Fund(2)
                                           AIM Global Trends Fund(2), (E)
MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................
PROXY                                                                      PROXY
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                  AIM ADVISOR MULTIFLEX FUND -- CLASS A SHARES

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

        CONTROL NUMBER:       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                              THIS PROXY CARD. All joint owners should sign.
                              When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature (if held  jointly)

                              Dated
                                   ---------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.
      TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]




1. To approve a Plan of Reorganization providing for the reclassification of the shares of AIM Advisor MultiFlex Fund into shares of AIM Advisor Flex Fund.

               FOR        AGAINST         ABSTAIN

               [  ]        [  ]            [  ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................
PROXY                                                                      PROXY
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                  AIM ADVISOR MULTIFLEX FUND -- CLASS B SHARES

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

        CONTROL NUMBER:       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                              THIS PROXY CARD. All joint owners should sign.
                              When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature (if held  jointly)

                              Dated
                                   ---------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.
      TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]




1. To approve a Plan of Reorganization providing for the reclassification of the shares of AIM Advisor MultiFlex Fund into shares of AIM Advisor Flex Fund.

               FOR        AGAINST         ABSTAIN

               [  ]        [  ]            [  ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................
PROXY                                                                      PROXY
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                  AIM ADVISOR MULTIFLEX FUND -- CLASS C SHARES

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class C Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

        CONTROL NUMBER:       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                              THIS PROXY CARD. All joint owners should sign.
                              When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature (if held  jointly)

                              Dated
                                   ---------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.
      TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]




1. To approve a Plan of Reorganization providing for the reclassification of the shares of AIM Advisor MultiFlex Fund into shares of AIM Advisor Flex Fund.

               FOR        AGAINST         ABSTAIN

               [  ]        [  ]            [  ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF